UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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ALSP Orchid Acquisition Corporation I

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LETTER TO SHAREHOLDERS OF ALSP ORCHID ACQUISITION CORPORATION I

2815 Eastlake Avenue East, Suite 300

Seattle, WA 98102

Dear ALSP Orchid Acquisition Corporation I Shareholder:

You are cordially invited to attend an extraordinary general meeting in lieu of an annual general meeting of ALSP Orchid Acquisition Corporation I, a Cayman Islands exempted company (“ALSP Orchid”), which will be held on February 17, 2023, at 9:00 a.m., Pacific Time at the offices of Cooley LLP, 1700 7th Ave., Suite 1900, Seattle, WA 98101, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Shareholder Meeting”).

The Shareholder Meeting will be conducted via live webcast, but the physical location of the Shareholder Meeting will remain at the location specified above for the purposes of our amended and restated memorandum and articles of association (the “Memorandum and Articles of Association”). You will be able to attend the Shareholder Meeting online, vote and submit your questions during the Shareholder Meeting by visiting https://www.cstproxy.com/alsporchidacquisition1/2023.

The attached Notice of the Shareholder Meeting and proxy statement describe the business ALSP Orchid will conduct at the Shareholder Meeting (unless ALSP Orchid determines that it is not necessary to hold the Shareholder Meeting as described in the accompanying proxy statement) and provide information about ALSP Orchid that you should consider when you vote your shares. As more fully described in the attached proxy statement, which is dated February 2, 2023, and is first being mailed to shareholders on or about that date, the Shareholder Meeting will be held for the purpose of considering and voting on the following proposals:

1.

Proposal No. 1—Initial Period Extension Amendment Proposal—To amend the Memorandum and Articles of Association to extend the initial date by which ALSP Orchid must consummate a business combination (the “Charter Initial Period Extension”) from February 23, 2023 (the “Initial Period Termination Date”) to August 23, 2023 (the “Charter Initial Period Extension Date”, and the proposal being the “Initial Period Extension Amendment Proposal”), subject to any additional extensions as provided in our Memorandum and Articles of Association;

2.

Proposal No. 2—Adjournment Proposal—To adjourn the Shareholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share (“Class A Ordinary Shares”) and Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares” and, collectively with the Class A Ordinary Shares, the “Ordinary Shares”) in the capital of ALSP Orchid represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Shareholder Meeting or at the time of the Shareholder Meeting to approve the Initial Period Extension Amendment Proposal (the “Adjournment Proposal”).

Each of the Initial Period Extension Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

ALSP Orchid has entered into a letter of intent (the “LOI”) contemplating a business combination with a company (the “Target”) that meets the selection criteria for a target company that management believes will make for a successful business combination and consistent with our acquisition strategy as set forth in our final prospectus for our initial public offering, dated November 18, 2021 and filed with the Securities and Exchange Commission (the “SEC”) on November 22, 2021. The purpose of the Initial Period Extension Amendment Proposal is to allow ALSP Orchid additional time to complete the proposed transactions (the “Business Combination”) contemplated in the LOI. Specifically, the purpose of the Initial Period Extension Amendment Proposal is to allow ALSP Orchid and the Target additional time to finalize the terms of the Business Combination. You are not being asked to vote on the Business Combination on the attached proxy.

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The Memorandum and Articles of Association, as currently in effect, provides that ALSP Orchid has until 15 months following the consummation of the Company’s initial public offering (the “Initial Period”), or until the Initial Period Termination Date, to complete its initial Business Combination, which Initial Period Termination Date may be extended in up to two separate instances by an additional three months each, as applicable (each period as so extended, an “Extended Period”), by depositing into the trust account for each three-month extension an amount of $0.10 per unit; provided that the Initial Period will automatically be extended to 18 months, and any Extended Period will automatically be extended to 21 or 24 months, as applicable, if the Company has filed (i) a Form 8-K including a definitive merger or acquisition agreement or (ii) a proxy statement, registration statement or similar filing for an initial business combination but has not completed the initial business combination during the applicable period. ALSP Orchid’s Board of Directors has determined that it is in the best interests of ALSP Orchid and its shareholders to seek an extension of the Initial Period Termination Date by six months, or until August 23, 2023, and have ALSP Orchid’s shareholders approve the Initial Period Extension Amendment Proposal to allow for additional time to consummate the Business Combination. Without the Charter Initial Period Extension, there is risk that ALSP Orchid might not, despite its reasonable best efforts, be able to complete the Business Combination or any initial business combination. If that were to occur, ALSP Orchid would be precluded from completing the Business Combination and would be forced to liquidate even if ALSP Orchid’s shareholders are otherwise in favor of consummating the Business Combination.

ALSP Orchid reserves the right at any time to cancel the Shareholder Meeting and not to submit to its shareholders the Initial Period Extension Amendment Proposal and implement the Charter Initial Period Extension. In the event the Shareholder Meeting is cancelled, and the Business Combination is not consummated prior to the Initial Period Termination Date or any applicable Extended Period, ALSP Orchid will dissolve and liquidate in accordance with the Memorandum and Articles of Association.

As contemplated by the Memorandum and Articles of Association, the holders of ALSP Orchid’s Class A Ordinary Shares, issued as part of the units sold in ALSP Orchid’s initial public offering (the “Public Shares”) may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account, if the Charter Initial Period Extension is implemented (the “Redemption”), regardless of how such public shareholders vote in regard to the Initial Period Extension Amendment Proposal. If the Initial Period Extension Amendment Proposal is approved by the requisite vote of shareholders, the holders of Public Shares remaining after the Redemption will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account if ALSP Orchid does not complete the Business Combination by the Charter Initial Period Extension Date, or the end of any applicable Extended Period, and upon consummation of the Business Combination.

On December 31, 2022 the redemption price per share was approximately $10.29, based on the aggregate amount on deposit in the Trust Account of approximately $177,454,035 (including interest not previously released to ALSP Orchid to pay its taxes), divided by the total number of then outstanding Public Shares. The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to ALSP Orchid to pay its taxes two business days prior to the initially scheduled date of the Shareholder Meeting. The closing price of the Class A Ordinary Shares on the Nasdaq on February 1, 2023 was $10.33. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.04 less per share than if the shares were sold in the open market (based on the per share redemption price as of December 31, 2022). ALSP Orchid cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. ALSP Orchid believes that such redemption right enables its public shareholders to determine whether to sustain their investments for an additional period if ALSP Orchid does not complete the Business Combination on or before the Initial Period Termination Date or the end of any applicable Extended Period.

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If the Initial Period Extension Amendment Proposal is not approved, and the Business Combination is not completed on or before the Initial Period Termination Date, or the end of any applicable Extended Period, ALSP Orchid will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to ALSP Orchid to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses) divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of ALSP Orchid’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to ALSP Orchid’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the established to hold a portion of the proceeds of our initial public offering (the “Trust Account”) with respect to the 915,000 units purchased by our sponsor, ALSP Orchid Sponsor LLC, a Delaware limited liability company (the “Sponsor”) in a private placement that occurred substantially simultaneously with our initial public offering (the “Private Placement Units”), which will expire worthless in the event ALSP Orchid dissolves and liquidates the Trust Account.

Subject to the foregoing, the approval of the Initial Period Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Initial Period Extension Amendment Proposal at the Shareholder Meeting.

The Board has fixed the close of business on January 26, 2023 (the “Record Date”) as the date for determining ALSP Orchid’s shareholders entitled to receive notice of and vote at the Shareholder Meeting and any adjournment thereof. Only holders of record of Ordinary Shares on that date are entitled to have their votes counted at the Shareholder Meeting or any adjournment thereof.

ALSP Orchid believes that it is in the best interests of ALSP Orchid’s shareholders that ALSP Orchid obtain the Charter Initial Period Extension. After careful consideration of all relevant factors, the Board has determined that the Initial Period Extension Amendment Proposal and the Adjournment Proposal are in the best interests of ALSP Orchid and its shareholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Initial Period Extension Amendment Proposal and “FOR” the Adjournment Proposal.

Your vote is very important. Whether or not you plan to attend the Shareholder Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Shareholder Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Shareholder Meeting. The approval of the Initial Period Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder

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Meeting. Accordingly, if you fail to vote in person or by proxy at the Shareholder Meeting, your shares will not be counted for the purposes of determining whether the Initial Period Extension Amendment Proposal and the Adjournment Proposal are approved by the requisite majorities.

If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals presented at the Shareholder Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Shareholder Meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Shareholder Meeting but will otherwise not have any effect on whether the proposals are approved. If you are a shareholder of record and you attend the Shareholder Meeting and wish to vote in person, you may withdraw your proxy and vote in person.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO ALSP ORCHID’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED DATE OF THE SHAREHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

Enclosed is the proxy statement containing detailed information about the Shareholder Meeting, the Initial Period Extension Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Shareholder Meeting, ALSP Orchid urges you to read this material carefully and vote your shares.

By Order of the Board of Directors of ALSP Orchid Acquisition Corporation I

/s/ Thong Q. Le
Thong Q. Le
Chief Executive Officer

/s/ Ian A.W. Howes
Ian A.W. Howes
Chief Financial Officer

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ALSP ORCHID ACQUISITION CORPORATION I

2815 Eastlake Avenue East, Suite 300

Seattle, WA 98102

NOTICE OF AN EXTRAORDINARY GENERAL MEETING

TO BE HELD ON FEBRUARY 17, 2023

To the Shareholders of ALSP Orchid Acquisition Corporation I:

NOTICE IS HEREBY GIVEN that an extraordinary general meeting of the shareholders of ALSP Orchid Acquisition Corporation I, a Cayman Islands exempted company (“ALSP Orchid”), will be held on February 17, 2023, at 9:00 a.m., Pacific Time (the “Shareholder Meeting”), at the offices of Cooley LLP located at 1700 7th Ave., Suite 1900, Seattle, WA 98101, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

The Shareholder Meeting will be conducted via live webcast, but the physical location of the Shareholder Meeting will remain at the location specified above for the purposes of our amended and restated memorandum and articles of association (the “Memorandum and Articles of Association”). You will be able to attend the Shareholder Meeting online, vote and submit your questions during the Shareholder Meeting by visiting https://www.cstproxy.com/alsporchidacquisition1/2023.

You are cordially invited to attend the Shareholder Meeting that will be held for the purpose of considering and voting on (i) an initial period extension amendment proposal to amend, by way of special resolution, the Memorandum and Articles of Association to extend the initial date by which ALSP Orchid must consummate a business combination (the “Charter Initial Period Extension”) from February 23, 2023 (the “Initial Period Termination Date”) to August 23, 2023 (the “Charter Initial Period Extension Date”, and the proposal being the “Initial Period Extension Amendment Proposal”) which Initial Period Termination Date and Charter Initial Period Extension Date may, in each case, be extended in up to two separate instances by an additional three months each, as applicable (each period as so extended, an “Extended Period”), by depositing into the trust account for each three-month extension in an amount of $0.10 per unit; provided that the Initial Period or the Extended Period, as applicable, will automatically be extended by an addition three months if ALSP Orchid has filed (i) a Form 8-K including a definitive merger or acquisition agreement or (ii) a proxy statement, registration statement or similar filing for an initial business combination but has not completed the initial business combination during the applicable period); and (ii) an adjournment proposal to adjourn, by way of ordinary resolution under Cayman Islands law, the Shareholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Ordinary Shares represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Shareholder Meeting or at the time of the Shareholder Meeting to approve the Initial Period Extension Amendment Proposal (the “Adjournment Proposal”) (unless ALSP Orchid determines that it is not necessary to hold the Shareholder Meeting as described in the accompanying proxy statement), each as more fully described below in the accompanying proxy statement, which is dated February 2, 2023 and is first being mailed to shareholders on or about that date.

The full text of the proposals to be voted upon at the Shareholder Meeting is as follows:

1.    Proposal No. 1—The Initial Period Extension Amendment Proposal—RESOLVED as a special resolution under Cayman Islands law, that the Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of the existing Articles 49.7 and 49.8 in their entirety and the insertion of the following language in their place:

“49.7 In the event that the Company does not consummate a Business Combination by 21 months from the consummation of the IPO (the “Initial Period,” which may be extended in up to two separate instances by an

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additional three months each, for a total of up to 24 months or 27 months, as applicable (each period as so extended, an “Extended Period”), by depositing into the trust account for each three month extension in an amount of $0.10 per unit; provided that the Initial Period will automatically be extended to 24 months, and any Extended Period will automatically be extended to 27 or 30 months, as applicable, if the Company has filed (a) a Form 8- K including a definitive merger or acquisition agreement or (b) a proxy statement, registration statement or similar filing for an initial business combination but has not completed the initial business combination during the applicable period), or during any stockholder-approved extension period, or such later time as the Members may approve in accordance with the Articles, the Company shall:

(a) cease all operations except for the purpose of winding up;

(b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish the rights of the holders of Public Shares as Members (including the right to receive further liquidation distributions, if any); and

(c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.

49.8 In the event that any amendment is made to the Articles:

(a) to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination within 21 months from the consummation of the IPO (or 24 months or 27 months or 30 months as provided by Article 49.7); or

(b) with respect to any other provision relating to Members’ rights or pre-Business Combination activity, the Company shall provide the holders of Public Shares with the opportunity to redeem their Public Shares upon the approval of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable) earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares. The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation.”

2.

Proposal No. 2—The Adjournment Proposal—RESOLVED as an ordinary resolution under Cayman Islands law, that the adjournment of the Shareholder Meeting to a later date or dates if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share (“Class A Ordinary Shares”) and Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares” and, collectively with the Class A Ordinary Shares, the “Ordinary Shares”) in the capital of ALSP Orchid represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Shareholder Meeting or to approve the Initial Period Extension Amendment Proposal.

Each of the Initial Period Extension Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

ALSP Orchid has entered into a letter of intent (the “LOI”) contemplating a business combination with a company (the “Target”) that meets the selection criteria for a target company that management believes will make for a successful business combination and consistent with our acquisition strategy as set forth in our final prospectus for our initial public offering, dated November 18, 2021 and filed with the Securities and Exchange Commission (the “SEC”) on November 22, 2021. The purpose of the Initial Period Extension Amendment Proposal is to allow ALSP Orchid additional time to complete the proposed transactions (the “Business Combination”) contemplated in the LOI. Specifically, the purpose of the Initial Period Extension Amendment Proposal is to allow the Company and the Target additional time to finalize the terms of the Business Combination. You are not being asked to vote on the Business Combination on the attached proxy.

The Memorandum and Articles of Association, as currently in effect, provides that ALSP Orchid has until 15 months following the consummation of the Company’s initial public offering (the “Initial Period”), or until the Initial Period Termination Date, to complete its initial Business Combination, which Initial Period Termination Date may be extended for up to two three-month Extended Periods, by depositing into the trust account for each three-month extension an amount of $0.10 per unit; provided that the Initial Period will automatically be extended to 18 months, and any Extended Period will automatically be extended to 21 or 24 months, as applicable, if the Company has filed (i) a Form 8-K including a definitive merger or acquisition agreement or (ii) a proxy statement, registration statement or similar filing for an initial business combination but has not completed the initial business combination during the applicable period. ALSP Orchid’s Board of Directors has determined that it is in the best interests of ALSP Orchid and its shareholders to seek an extension of the Initial Period Termination Date by six months, or until August 23, 2023, and have ALSP Orchid’s shareholders approve the Initial Period Extension Amendment Proposal to allow for additional time to consummate the Business Combination. Without the Charter Initial Period Extension, there is risk that ALSP Orchid might not, despite its reasonable best efforts, be able to complete the Business Combination or any initial business combination. If that were to occur, ALSP Orchid would be precluded from completing the Business Combination and would be forced to liquidate even if ALSP Orchid’s shareholders are otherwise in favor of consummating the Business Combination.

ALSP Orchid reserves the right at any time to cancel the Shareholder Meeting (by means of adjourning the Shareholder Meeting sine die) and not to submit to its shareholders the Initial Period Extension Amendment Proposal and implement the Charter Initial Period Extension. In the event the Shareholder Meeting is cancelled and ALSP Orchid is unable to complete the Business Combination on or before the Initial Period Termination Date, or the end of any applicable Extended Period, ALSP Orchid will dissolve and liquidate in accordance with the Memorandum and Articles of Association.

ALSP Orchid believes that it is in the best interests of ALSP Orchid’s shareholders that ALSP Orchid obtain the Charter Initial Period Extension. After careful consideration of all relevant factors, the Board has determined that the Initial Period Extension Amendment Proposal and the Adjournment Proposal are in the best interests of ALSP Orchid and its shareholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Initial Period Extension Amendment Proposal and “FOR” the Adjournment Proposal.

As contemplated by the Memorandum and Articles of Association, the holders of ALSP Orchid’s Class A Ordinary Shares, issued as part of the units sold in ALSP Orchid’s initial public offering (the “Public Shares”) may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in a trust account (the “Trust Account”) established to hold a portion of the proceeds of the initial public offering (the “Initial Public Offering”) and the concurrent sale of the private placement units (the “Private Placement Units”), if the Charter Initial Period Extension is implemented (the “Redemption”), regardless of how such public shareholders vote in regard to the Initial Period Extension Amendment Proposal. If the Initial Period Extension Amendment Proposal is approved by the requisite vote of shareholders, holders of Public Shares remaining after the Redemption will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account if ALSP Orchid does not complete the Business Combination by the Charter Initial Period Extension Date, or the end of any applicable Extended Period, and upon consummation of the Business Combination.

On December 31, 2022 the redemption price per share was approximately $10.29, based on the aggregate amount on deposit in the Trust Account of approximately $177,454,035 (including interest not previously released to ALSP Orchid to pay its taxes), divided by the total number of then outstanding Public Shares. The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to ALSP Orchid to pay its taxes two business days prior to the initially scheduled date of the Shareholder Meeting. The closing price of the Class A Ordinary Shares on the Nasdaq on February 1, 2023 was $10.33. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.04 less per share than if the shares were sold in the open market (based on the per share redemption price as of December 31, 2022). ALSP Orchid cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. ALSP Orchid believes that such redemption right enables its public shareholders to determine whether to sustain their investments for an additional period if ALSP Orchid does not complete the Business Combination on or before the Initial Period Termination Date, or the end of any applicable Extended Period.

Approval of the Initial Period Extension Amendment Proposal is a condition to the implementation of the Charter Initial Period Extension. In addition, ALSP Orchid will not proceed with the Charter Initial Period Extension if ALSP Orchid will not have at least $5,000,001 of net tangible assets following approval of the Initial Period Extension Amendment Proposal, after taking into account the Redemption. ALSP Orchid cannot predict the amount that will remain in the Trust Account following the Redemption if the Initial Period Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $177,454,035 that was in the Trust Account as of December 31, 2022 (including interest not previously released to ALSP Orchid to pay its taxes).

If the Initial Period Extension Amendment Proposal is not approved or the Charter Initial Period Extension is not implemented, and the Business Combination is not completed on or before the Initial Period Termination Date, or before the end of any applicable Extended Period, as applicable, ALSP Orchid will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our income taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders; and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, liquidate and dissolve, subject in each case, to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

In the event of a liquidation, the sponsor, ALSP Orchid Sponsor LLC, a Delaware limited liability company (the “Sponsor”) and the other initial shareholders of ALSP Orchid will not receive any monies held in the Trust Account as a result of their ownership of 4,312,500 Class B Ordinary Shares which were issued to the Sponsor prior to the Initial Public Offering, and 915,000 private placement units, which were purchased by the Sponsor in a private placement which occurred substantially concurrently with the completion of the Initial Public Offering. As a consequence, a liquidating distribution will be made only with respect to the Public Shares.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO ALSP ORCHID’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED DATE OF THE SHAREHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND

ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

With respect to the regulation of special purpose acquisition companies (“SPACs”) like ALSP Orchid, on March 30, 2022, the SEC issued proposed rules relating to, among other items, the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The proposal is consistent with less formal positions recently taken by the staff of the SEC. To mitigate the risk of being viewed as operating an unregistered investment company, in the event that the Initial Period Extension Amendment Proposal is approved and the Initial Period Termination Date is extended pursuant to the terms of our Memorandum and Articles of Association such that the Trust Account has not liquidated prior to the 24-month anniversary of the Initial Public Offering, ALSP Orchid will convert all funds in the Trust Account to cash and keep them in cash until the earlier of the consummation of the Business Combination or the liquidation of ALSP Orchid. Accordingly, the funds in the Trust Account will cease to be invested and such funds are not expected to otherwise earn interest. This means that the amount available for redemption will not increase after the 24-month anniversary of the Initial Public Offering. See “Risk Factors—If we are deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate. As a result, in the event that the Trust Account has not been liquidated prior to the 24-month anniversary of the Initial Public Offering, we intend to convert any funds in the Trust Account to cash, and such funds will cease to earn interest.”

Subject to the foregoing, the approval of the Initial Period Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Initial Period Extension Amendment Proposal at the Shareholder Meeting.

Record holders of Ordinary Shares at the close of business on January 26, 2023 (the “Record Date”) are entitled to vote or have their votes cast at the Shareholder Meeting. On the Record Date, there were 22,477,500 outstanding ordinary shares of the Company, consisting of 4,312,500 outstanding Class B Ordinary Shares of the Company and 18,165,000 Class A Ordinary Shares of the Company. ALSP Orchid’s warrants do not have voting rights.

Our Sponsor, which holds all 4,312,500 of the outstanding Class B Ordinary Shares of the Company and 915,000 Class A Ordinary Shares of the Company has informed us of its intent to vote all of its Ordinary Shares in favor of the proposals being presented at the Shareholder Meeting, as applicable. Such shares will be excluded from the pro rata calculation used to determine the per-share redemption price. These Ordinary Shares represent, in the aggregate, approximately 23.3% of the Company’s issued and outstanding Ordinary Shares. In addition, our Sponsor, directors and officers may purchase Public Shares at any time. As a result, (i) approval of the Initial Period Extension Amendment Proposal will require the affirmative vote of at least 9,757,576 Ordinary Shares held by public shareholders (or approximately 53.7% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and will not require the affirmative vote of any Ordinary Shares held by public shareholders if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes; and (ii) approval of the Adjournment Proposal will require the affirmative vote of at least 6,011,251 Ordinary Shares held by public shareholders (or approximately 33.1% of the Class A

v

Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and will not require the affirmative vote of any Ordinary Shares held by public shareholders if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.

The accompanying proxy statement contains important information about the Shareholder Meeting, the Initial Period Extension Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Shareholder Meeting, ALSP Orchid urges you to read this material carefully and vote your shares.

The accompanying proxy statement is dated February 2, 2023 and is first being mailed to shareholders on or about that date.

By Order of the Board of Directors of ALSP Orchid Acquisition Corporation I

/s/ Thong Q. Le
Thong Q. Le
Chief Executive Officer

/s/ Ian A.W. Howes
Ian A.W. Howes
Chief Financial Officer

i

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect the current views of ALSP Orchid Acquisition Corporation I (“ALSP Orchid”) with respect to, among other things, ALSP Orchid’s potential business combination with the target company (the “Target”) with which it has entered a letter of intent (the “LOI”) and ALSP Orchid’s capital resources and results of operations. Likewise, ALSP Orchid’s financial statements and all of ALSP Orchid’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect ALSP Orchid’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. ALSP Orchid does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•	ALSP Orchid’s ability to complete the Business Combination or any initial business combination;

•	the anticipated benefits of the Business Combination;

•	the volatility of the market price and liquidity of the Class A Ordinary Shares (as defined below) and other securities of ALSP Orchid;

•	the use of funds not held in the Trust Account (as described herein) or available to ALSP Orchid from interest income on the Trust Account balance; and

•	the competitive environment in which the Target will operate following the Business Combination.

While forward-looking statements reflect ALSP Orchid’s good faith beliefs, they are not guarantees of future performance. ALSP Orchid disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause ALSP Orchid’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in ALSP Orchid’s Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2022, ALSP Orchid’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, as filed with the SEC on November 14, 2022, ALSP Orchid’s Current Report on Form 8-K, as filed with the SEC on November 30, 2022 and in other reports ALSP Orchid files with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to ALSP Orchid (or to third parties making the forward-looking statements).

RISK FACTORS

In addition to the below risk factors, you should consider carefully all of the risks described in our Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC on March 31, 2022, ALSP Orchid’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, as filed with the SEC on November 14, 2022, ALSP Orchid’s Current Report on Form 8-K, as filed with the SEC on November 30, 2022, and any subsequent Quarterly Report on Form 10-Q filed with the SEC and in the other reports we file with the SEC before making a decision to invest in our securities. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Charter Initial Period Extension will enable us to complete the Business Combination or any initial business combination.

Approving the Extension involves a number of risks. Even if the Charter Initial Period Extension (as defined below) is approved, we can provide no assurances that the Business Combination will be consummated prior to the Charter Initial Period Extension Date (as defined below) or the end of any applicable Extended Period (as defined below). Our ability to consummate the Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Charter Initial Period Extension is approved, we expect to seek shareholder approval of the Business Combination prior to the Charter Initial Period Extension Date or prior to the expiration of any applicable Extended Period. We are required to offer shareholders the opportunity to redeem their Public Shares (as defined below) in connection with the Initial Period Extension Amendment Proposal (as defined below). Even if the Charter Initial Period Extension is approved by our shareholders, it is possible that Redemptions (as defined below) will leave us with insufficient cash to consummate the Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Charter Initial Period Extension and a future shareholder vote on Business Combination could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

The SEC has recently issued proposed rules to regulate special purpose acquisition companies. Certain of the procedures that we, a potential business combination target, or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete the Business Combination and may constrain the circumstances under which we could complete the Business Combination.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Proposed Rules”) that would, among other items, impose additional disclosure requirements in initial public offerings by special purpose acquisition companies (“SPACs”) and business combination transactions involving SPACs and private operating companies; amend the financial statement requirements applicable to business combination transactions involving such companies; update and expand guidance regarding the general use of projections in SEC filings, as well as when projections are disclosed in connection with proposed business combination transactions; increase the potential liability of certain participants in proposed business combination transactions; and impact the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”). These rules, if adopted, whether in the form proposed or in revised form, may materially adversely affect our business, including our ability to negotiate and complete our initial business combination and may increase the costs and time related thereto.

If we are deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate. As a result, in the event that the Trust Account has not been liquidated prior to the 24-month anniversary of the Initial Public Offering, we intend to convert any funds in the Trust Account to cash, and such funds will cease to earn interest.

As indicated above, ALSP Orchid completed its Initial Public Offering on November 23, 2021 and has operated as a blank check company searching for a target business with which to consummate an initial business combination since such time. The SPAC Proposed Rules relate, among other matters, to the circumstances in which SPACs such as us could potentially be subject to the Investment Company Act. The SPAC Proposed Rules would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Proposed Rules would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of the registration statement for its initial public offering. The company would then be required to complete its initial business combination no later than 24 months after the effective date of the Initial Public Offering registration statement. We understand that the SEC has recently been taking informal positions regarding the Investment Company Act consistent with the SPAC Proposed Rules.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that does not complete its initial business combination within the proposed time frame set forth in the proposed safe harbor rule. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate. If we are required to liquidate, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants or rights following such a transaction, and our warrants would expire worthless.

The funds in the Trust Account have, since our Initial Public Offering, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. If there are funds remaining in the Trust Account on the twenty-four month anniversary of our Initial Public Offering, to mitigate the risk of us being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act of 1940, as amended), we anticipate that we will instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash (i.e., in one or more bank accounts) until the earlier of consummation of the Business Combination or liquidation. This means that the amount available for redemption will not increase following the twenty-four month anniversary of our Initial Public Offering, and those shareholders who elect not to redeem their Public Shares in connection with the Charter Initial Period Extension may not have another opportunity to redeem prior to such date.

Our ability to complete an initial business combination with a U.S. target company may be impacted if such initial business combination is subject to U.S. foreign investment regulations and review by a U.S. government entity, such as the Committee on Foreign Investment in the United States (“CFIUS”), and ultimately prohibited.

We are a Cayman Islands exempted company. Our sponsor, ALSP Orchid Sponsor LLC (the “Sponsor”), which is a Delaware limited liability company, owns 4,312,500 Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares”) of ALSP Orchid and has the sole right to elect directors of ALSP Orchid. Although entities organized in non-U.S. jurisdictions such as the Cayman Islands are sometimes considered “foreign persons” under the regulations administered by CFIUS, we believe that neither ALSP Orchid nor the Sponsor would be considered a foreign person because they are ultimately controlled and majority-owned by U.S. nationals.

In the event the Sponsor is considered a foreign person, however, ALSP Orchid could also be considered a foreign person and would continue to be considered as such in the future for so long as the Sponsor has the ability to exercise control over ALSP Orchid for purposes of CFIUS’s regulations. ALSP Orchid could likewise be considered a foreign person if a foreign investor acquires a significant interest in ALSP Orchid and is viewed as having the ability to exercise control over ALSP Orchid or under other, unforeseen circumstances. As such, an initial business combination with a U.S. business may be subject to CFIUS review, the scope of which includes controlling investments as well as certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. If ALSP Orchid’s initial business combination is with a U.S business and falls within CFIUS’s jurisdiction, ALSP Orchid may determine that we are required to make a mandatory filing or that it will submit a voluntary filing to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to delay any such initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or recommend that the U.S. president block the initial business combination or order ALSP Orchid to divest all or a portion of a U.S. business of the combined company, which may limit the attractiveness of or prevent ALSP Orchid from pursuing certain initial business combination opportunities that it believes would otherwise be beneficial to ALSP Orchid and its shareholders. As a result, the pool of potential targets with which ALSP Orchid could complete an initial business combination may be impacted, and it may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar potential foreign ownership issues.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and ALSP Orchid has limited time to complete an initial business combination. If ALSP Orchid cannot complete an initial business combination within the timeframe permitted under our Memorandum and Articles of Association, whether or not the Initial Period Extension Amendment Proposal (as defined below) is approved and adopted, because the review process extends beyond such timeframe or because the initial business combination is ultimately prohibited by CFIUS or another U.S. government entity, ALSP Orchid may be required to liquidate. If ALSP Orchid liquidates, our public shareholders may only receive the redemption value of their shares ($10.29 per share at December 31, 2022), and our warrants will expire worthless. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in a combined company.

QUESTIONS AND ANSWERS ABOUT THE SHAREHOLDER MEETING

The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Shareholder Meeting (as defined below) and the proposals to be presented at the Shareholder Meeting. The following questions and answers do not include all the information that is important to ALSP Orchid shareholders. Shareholders are urged to read carefully this entire proxy statement, including the other documents referred to herein, to fully understand the proposal to be presented at the Shareholder Meeting and the voting procedures for the Shareholder Meeting, which will be held on February 17, 2023, at 9:00 a.m., Pacific Time. The Shareholder Meeting will be held at the offices of Cooley LLP located at 1700 7th Ave., Suite 1900, Seattle, WA 98101, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. You can participate in the meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/alsporchidacquisition1/2023.

Q:    Why am I receiving this proxy statement?

ALSP Orchid is a blank check company, incorporated as a Cayman Islands exempted company on August 31, 2021, for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

On November 23, 2021, the Company consummated its initial public offering (the “Initial Public Offering”) of 172,500,000 units, including 2,250,000 additional units to cover over-allotments, at $10.00 per unit, generating gross proceeds of $172.5 million. Substantially concurrently with the closing of the IPO, the Company consummated the private placement (“Private Placement”) with the Sponsor of 915,000 private placement units (the “Private Placement Units”), with each Private Placement Unit consisting of one Class A ordinary share (the “Private Placement Shares”) and one-half of one redeemable warrant (the “Private Placement Warrants”), generating gross proceeds of $9,150,000. As of November 23, 2021, a total of $175.9 million of the net proceeds from the IPO and the Private Placement were deposited in a trust account (the “Trust Account”) established for the benefit of the persons holding Public Shares, located in the United States with Continental Stock Transfer & Trust Company acting as trustee, and invested only in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in any open-ended investment company that holds itself out as a money market fund meeting the conditions of paragraphs (d)(1), (d)(2), (d)(3) and (d)(4) of Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earlier of: (i) the completion of an initial Business Combination and (ii) the distribution of the assets held in the Trust Account.

Like most blank check companies, ALSP Orchid’s amended and restated memorandum and articles of association (the “Memorandum and Articles of Association”) provides for the return of the Initial Public Offering proceeds held in trust to the holders of Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares” and, together with the Class B Ordinary Shares, the “Ordinary Shares”) sold in the Initial Public Offering (the “Public Shares”) if there is no qualifying business combination(s) consummated on or before a specified date, which according to our Memorandum and Articles of Association currently in effect, would be February 23, 2023 (the “Initial Period Termination Date” and the period prior to the Initial Period Termination Date, the “Initial Period”), which Initial Period Termination Date may be extended in up to two separate instances by an additional three months each, as applicable (each period as so extended, an “Extended Period”), by depositing into the trust account for each three-month extension an amount of $0.10 per unit; provided that the Initial Period would automatically be extended to 18 months, and any Extended Period would automatically be extended to 21 or 24 months, as applicable, if the Company has filed (i) a Form 8-K including a definitive merger or acquisition agreement or (ii) a proxy statement, registration statement or similar filing for an initial business combination but has not completed the initial business combination during the applicable period).

Without the Charter Initial Period Extension, ALSP Orchid believes that ALSP Orchid might not, despite its reasonable best efforts, be able to complete an initial business combination on or before the Initial Period

Termination Date or prior to the expiration of any applicable Extended Period. ALSP Orchid believes that it is in the best interests of ALSP Orchid’s shareholders to amend the Memorandum and Articles to extend the Initial Period Termination Date by six additional months in order to allow ALSP Orchid additional time to complete the Business Combination and is therefore holding this Shareholder Meeting.

Q:    When and where will the Shareholder Meeting be held?

The extraordinary general meeting of the shareholders of ALSP Orchid (the “Shareholder Meeting”) will be held at the offices of Cooley LLP located at 1700 7th Ave., Suite 1900, Seattle, WA 98101 at 9:00 a.m. Pacific Time on February 17, 2023, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

Shareholders may attend the Shareholder Meeting in person. However, in view of the ongoing COVID-19 pandemic, we are taking precautionary measures and therefore encourage you to attend the Shareholder Meeting virtually. You can participate in the meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/alsporchidacquisition1/2023.

Q:    How do I vote?

A:    The extraordinary general meeting will be held at the offices of Cooley LLP located at 1700 7th Ave., Suite 1900, Seattle, WA 98101 at 9:00 a.m. Pacific Time on February 17, 2023 and via live webcast at https://www.cstproxy.com/alsporchidacquisition1/2023, where you will be able to listen to the meeting live and vote during the meeting. If you are a holder of record of ALSP Orchid Ordinary Shares on January 26, 2023 the record date for the extraordinary general meeting (the “Record Date”), you may vote at the extraordinary general meeting in person, via the virtual meeting platform or by submitting a proxy for the extraordinary general meeting, in any of the following ways, if available:

Vote by Mail: by signing, dating and returning the enclosed proxy card in the accompanying prepaid reply envelope. By signing the proxy card and returning it in the enclosed prepaid envelope to the specified address, you are authorizing the individuals named on the proxy card to vote your shares at the extraordinary general meeting in the manner you indicate. We encourage you to sign and return the proxy card even if you plan to attend the extraordinary general meeting so that your shares will be voted if you are unable to attend the extraordinary general meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the extraordinary general meeting. If you sign and return the proxy card but do not give instructions on how to vote your shares, your ALSP Orchid Ordinary Shares will be voted as recommended by ALSP Orchid’s board of directors (the “Board”).

Vote by Internet: https://www.cstproxy.com/alsporchidacquisition1/2023, 24 hours a day, seven days a week, until 11:59 p.m., Pacific Time on February 16, 2023 (have your proxy card in hand when you visit the website);

Vote by Phone: by calling toll-free (within the U.S. or Canada) 1-800-450-7155 (have your proxy card in hand when you call); or

Vote at the extraordinary general meeting: you can attend the extraordinary general meeting in person or via the virtual meeting platform and vote during the meeting by following the instructions on your proxy card. You can access the extraordinary general meeting by visiting the website https://www.cstproxy.com/alsporchidacquisition1/2023. You will need your control number for access. Instructions on how to virtually attend and participate at the extraordinary general meeting are available at https://www.cstproxy.com/alsporchidacquisition1/2023.

If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the extraordinary general meeting and vote in person, obtain a valid proxy from your broker, bank or nominee. In most cases you may vote by telephone or over the Internet as instructed.

Q:    How do I attend the virtual Shareholder Meeting?

A:    If you are a registered shareholder, you will receive a proxy card from Continental Stock Transfer & Trust Company (“Continental,” or the “Transfer Agent”). The form contains instructions on how to attend the virtual Shareholder Meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact the Transfer Agent at 212-845-3210, or email proxy@continentalstock.com.

You can pre-register to attend the virtual Shareholder Meeting starting February 14, 2023 at 9:00 a.m., Pacific Time (three business days prior to the meeting date). Enter the URL address into your browser (https://www.cstproxy.com/alsporchidacquisition1/2023), enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the Shareholder Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Shareholder Meeting.

Shareholders who hold their investments through a bank or broker will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Shareholder Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. In either case you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at the number or email address above. Please allow up to 72 hours prior to the meeting for processing your control number.

If you do not have access to Internet, you can listen only to the meeting by dialing 1-800-450-7155 (or +1-857-999-9155 if you are located outside the United States and Canada) (standard rates apply) and when prompted enter the pin number 2372570#. Please note that you will not be able to vote or ask questions at the Shareholder Meeting if you choose to participate telephonically.

Q:    What are the specific proposals on which I am being asked to vote at the Shareholder Meeting? A: ALSP Orchid shareholders are being asked to consider and vote on the following proposals:

1.

Proposal No. 1—Initial Period Extension Amendment Proposal—To amend the Memorandum and Articles of Association to extend the initial date by which ALSP Orchid must consummate a business combination (the “Charter Initial Period Extension”) from the Initial Period Termination Date until August 23, 2023 (the “Charter Initial Period Extension Date”, and the proposal being the “Initial Period Extension Amendment Proposal”), subject to any additional extensions as provided in our Memorandum and Articles of Association;

2.

Proposal No. 2—Adjournment Proposal – To adjourn the Shareholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Ordinary Shares in the capital of ALSP Orchid represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Shareholder Meeting or at the time of the Shareholder Meeting to approve the Initial Period Extension Amendment Proposal (the “Adjournment Proposal”).

Holders of Class A Ordinary Shares and Class B Ordinary Shares may vote with respect to all of the proposals.

For more information, please see “Proposal No. 1—The Initial Period Extension Amendment Proposal” and “Proposal No. 2—The Adjournment Proposal.”

After careful consideration, the Board has unanimously determined that the Initial Period Extension Amendment Proposal and the Adjournment Proposal are in the best interests of ALSP Orchid and its shareholders and unanimously recommends that you vote “FOR” or give instruction to vote “FOR” the Initial Period Extension Amendment Proposal and the Adjournment Proposal.

The existence of financial and personal interests of our directors and officers may result in conflicts of interest, including a conflict between what may be in the best interests of ALSP Orchid and its shareholders and what may be best for a director’s personal interests when determining to recommend that shareholders vote for the proposals. See the sections titled “Proposal No 1—The Initial Period Extension Amendment Proposal—Interests of the Sponsor, ALSP Orchid’s Directors, Officers and Initial Shareholders” and “Beneficial Ownership of Securities” for a further discussion of these considerations.

THE VOTE OF SHAREHOLDERS IS IMPORTANT. SHAREHOLDERS ARE URGED TO SUBMIT THEIR PROXIES AS SOON AS POSSIBLE AFTER CAREFULLY REVIEWING THIS PROXY STATEMENT.

Q:    Are any of the proposals conditioned on one another?

A:    ALSP Orchid will not proceed with the Charter Initial Period Extension if ALSP Orchid will not have at least $5,000,001 of net tangible assets following approval of the Initial Period Extension Amendment Proposal, after taking into account any redemptions of Class A Ordinary Shares by ALSP Orchid public shareholders in exchange for their pro rata portion of the funds held in the Trust Account in connection with the Charter Initial Period Extension (the “Redemptions”).

If the Charter Initial Period Extension is approved and one or more ALSP Orchid shareholders elect to redeem their Public Shares pursuant to the Redemption, ALSP Orchid will remove from the Trust Account and deliver to the holders of such redeemed Public Shares an amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares, and retain the remainder of the funds in the Trust Account for ALSP Orchid’s use in connection with consummating the Business Combination, subject to the redemption rights of holders of Public Shares in connection with the Business Combination.

The Adjournment Proposal is conditional on ALSP Orchid not obtaining the necessary votes for approving the Initial Period Extension Amendment Proposal prior to the Shareholder Meeting in order to seek additional time to obtain sufficient votes in support of the Charter Initial Period Extension. If the Initial Period Extension Amendment Proposal is approved at the Shareholder Meeting, the Adjournment Proposal will not be presented.

Q:    Why is ALSP Orchid proposing the Initial Period Extension Amendment Proposal and the Adjournment Proposal?

A:    The Memorandum and Articles of Association, as currently in effect, provides for the return of ALSP Orchid’s Initial Public Offering proceeds held in the Trust Account to the public shareholders if there is no qualifying business combination(s) consummated prior to the Initial Period Termination Date or prior to the expiration of any Extended Period. ALSP Orchid has entered into the LOI contemplating a business combination with a Target that meets the selection criteria for a target company that management believes will make for a successful business combination and consistent with our acquisition strategy as set forth in our final prospectus for our initial public offering, dated November 18, 2021 and filed with the SEC on November 22, 2021. As explained below, the purpose of the Initial Period Extension Amendment Proposal is to allow ALSP Orchid additional time to complete the proposed transactions (the “Business Combination”) contemplated in the LOI. Specifically, the purpose of the Initial Period Extension Amendment Proposal is to allow the Company and the Target additional time to finalize the terms of the Business Combination.

Without the Charter Initial Period Extension, ALSP Orchid believes that we may not be able to complete the Business Combination, or any business combination on or before the Initial Period Termination Date or the end of any applicable Extended Period. If that were to occur, ALSP Orchid would be forced to liquidate.

If the Initial Period Extension Amendment Proposal is not approved by ALSP Orchid’s shareholders, ALSP Orchid may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Initial Period Extension. If the Adjournment Proposal is not approved by ALSP Orchid’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates in the event that there are insufficient Ordinary Shares represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Shareholder Meeting or at the time of the Shareholder Meeting to approve the Initial Period Extension Amendment Proposal.

ALSP Orchid reserves the right at any time to cancel the Shareholder Meeting (by means of adjourning the Shareholder Meeting sine die) and not to submit to its shareholders the Initial Period Extension Amendment Proposal and implement the Charter Initial Period Extension. In the event the Shareholder Meeting is cancelled and ALSP Orchid is unable to complete the Business Combination on or before the Initial Period Termination Date, or the end of any applicable Extended Period, ALSP Orchid will dissolve and liquidate in accordance with the Memorandum and Articles of Association.

Q:    What constitutes a quorum?

A:    A quorum of our shareholders is necessary to hold a valid meeting. A quorum will be present at the Shareholder Meeting if one or more shareholders who together hold one third of the issued and outstanding Ordinary Shares entitled to vote at the Shareholder Meeting are represented in person or by proxy. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Shareholder Meeting. As of the record date for the Shareholder Meeting, 7,492,500 Ordinary Shares would be required to achieve a quorum for each proposal. Because all of the proposals to be voted on at the Shareholder Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so ALSP Orchid does not expect there to be any broker non-votes at the Shareholder Meeting. In the absence of a quorum, the chairman of the Shareholder Meeting has power to adjourn the Shareholder Meeting.

Q:    What vote is required to approve the proposals presented at the Shareholder Meeting?

A:    The approval of the Initial Period Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

Q:    How will the Sponsor, ALSP Orchid’s directors, officers and its initial shareholders vote?

A:    The Sponsor, ALSP Orchid’s directors, officers and its initial shareholders have informed us of their intent to vote any Ordinary Shares over which they have voting control in favor of the Initial Period Extension Amendment Proposal, and, if necessary, the Adjournment Proposal.

The Sponsor, ALSP Orchid’s directors, officers and its initial shareholders and their respective affiliates are not entitled to redeem any Class B Ordinary Shares held by them in connection with the Initial Period Extension Amendment Proposal. On the Record Date, the Sponsor, ALSP Orchid’s directors, officers and its initial shareholders and their respective affiliates beneficially owned and were entitled to vote an aggregate of 4,312,500 Class B Ordinary Shares, representing 20.0% of ALSP Orchid’s issued and outstanding Ordinary Shares.

Q:    Who is ALSP Orchid’s Sponsor?

A:    ALSP Orchid’s sponsor is ALSP Orchid Sponsor LLC, a Delaware limited liability company. The Sponsor currently owns 4,312,500 Class B Ordinary Shares and 915,000 private placement units. Although entities organized in non-U.S. jurisdictions such as the Cayman Islands are sometimes considered “foreign persons” under the regulations administered by CFIUS, the Company believes that neither the Company nor the Sponsor would be considered a foreign person because they are ultimately controlled and majority-owned by U.S. nationals.

In the event the Sponsor is considered a foreign person, however, the Company could also be considered a foreign person and would continue to be considered as such in the future for so long as the Sponsor has the ability to exercise control over the Company for purposes of CFIUS’s regulations. The Company could likewise be considered a foreign person if a foreign investor acquires a significant interest in the Company and is viewed as having the ability to exercise control over the Company or under other, unforeseen circumstances. As such, an initial business combination with a U.S. business may be subject to CFIUS review, the scope of which includes controlling investments as well as certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. If the Company’s initial business combination is with a U.S business and falls within CFIUS’s jurisdiction, the Company may determine that it is required to make a mandatory filing or that it will submit a voluntary filing to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to delay any such initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or recommend that the U.S. president block the initial business combination or order the Company to divest all or a portion of a U.S. business of the combined company, which may limit the attractiveness of or prevent the Company from pursuing certain initial business combination opportunities that it believes would otherwise be beneficial to the Company and its shareholders. As a result, the pool of potential targets with which the Company could complete an initial business combination may be impacted, and it may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar potential foreign ownership issues.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and the Company has limited time to complete its initial business combination. If the Company cannot complete its initial business combination within the timeframe permitted under our amended and restated memorandum and articles of association, or such later date that may be approved by the Company’s shareholders, because the review process extends beyond such timeframe or because the initial business combination is ultimately prohibited by CFIUS or another U.S. government entity, the Company may be required to liquidate. If the Company liquidates, its public shareholders may only receive the redemption value of their shares ($10.29 per share at December 31, 2022), and the Company’s warrants will expire worthless. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in a combined company.

Q:    Why should I vote “FOR” the Initial Period Extension Amendment Proposal?

A:    ALSP Orchid believes shareholders will benefit from ALSP Orchid consummating the Business Combination and is proposing the Initial Period Extension Amendment Proposal to extend the date by which ALSP Orchid must complete the Business Combination until the Charter Initial Period Extension Date. Without the Charter Initial Period Extension, ALSP Orchid believes that ALSP Orchid may not be able to complete the Business Combination on or before the Initial Period Termination Date, or prior to the expiration of any Extended Period. If that were to occur, ALSP Orchid would be forced to liquidate.

Q:    Why should I vote “FOR” the Adjournment Proposal?

A:    If the Adjournment Proposal is not approved by ALSP Orchid’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates in the event that there are insufficient Ordinary Shares represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Shareholder Meeting or at the time of the Shareholder Meeting to approve the Initial Period Extension Amendment Proposal.

If presented, the Board recommends that you vote in favor of the Adjournment Proposal.

Q:    What if I do not want to vote “FOR” the Initial Period Extension Amendment Proposal or the Adjournment Proposal?

A:    If you do not want the Initial Period Extension Amendment Proposal or the Adjournment Proposal to be approved, you may vote “AGAINST” such proposal.

If you attend the Shareholder Meeting in person or by proxy, and you vote “AGAINST” the Initial Period Extension Amendment Proposal or the Adjournment Proposal, your Ordinary Shares will be counted for the purposes of determining whether the Initial Period Extension Amendment Proposal or the Adjournment Proposal (as the case may be) are approved.

However, if you fail to attend the Shareholder Meeting in person or by proxy, or if you do attend the Shareholder Meeting in person or by proxy but you “ABSTAIN” or otherwise fail to vote at the Shareholder Meeting, your Ordinary Shares will not be counted for the purposes of determining whether the Initial Period Extension Amendment Proposal or the Adjournment Proposal (as the case may be) are approved, and your Ordinary Shares which are not voted at the Shareholder Meeting will have no effect on the outcome of such votes.

If the Initial Period Extension Amendment Proposal is approved, the Adjournment Proposal will not be presented for a vote.

Q:    Will you seek any further extensions to liquidate the Trust Account?

A:    Our Memorandum and Articles provide that the Initial Period Termination Date and Charter Initial Period Extension Date may, in each case, be extended in up to two Extended Periods, by depositing into the trust account for each three-month extension in an amount of $0.10 per unit; provided that the Initial Period or the Extended Period, as applicable, will automatically be extended by an addition three months if the Company has filed (i) a Form 8-K including a definitive merger or acquisition agreement or (ii) a proxy statement, registration statement or similar filing for an initial business combination but has not completed the initial business combination during the applicable period). Regardless of whether the Initial Period Extension Amendment Proposal is approved, we may seek a further extension as provided in our Memorandum and Articles in order to complete the Business Combination.

Q:    What happens if the Initial Period Extension Amendment Proposal is not approved?

A:    If there are insufficient votes to approve the Initial Period Extension Amendment Proposal, ALSP Orchid may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Initial Period Extension.

If the Initial Period Extension Amendment Proposal is not approved at the Shareholder Meeting or at any adjournment thereof or the Charter Initial Period Extension is not implemented, and the Business Combination is not completed on or before the Initial Period Termination Date or before the end of any applicable Extended

Period, then as contemplated by and in accordance with the Memorandum and Articles of Association, ALSP Orchid will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to ALSP Orchid to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses) divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of ALSP Orchid’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to ALSP Orchid’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to ALSP Orchid’s Private Placement Shares, which will expire worthless in the event ALSP Orchid dissolves and liquidates the Trust Account.

The Sponsor, the officers and directors and the initial shareholders of ALSP Orchid have waived their rights to participate in any liquidation distribution with respect to the 4,312,500 Class B Ordinary Shares and the 915,000 Private Placement Shares held by them indirectly through the Sponsor.

Q:    If the Initial Period Extension Amendment Proposal is approved, what happens next?

A:    If the Initial Period Extension Amendment Proposal is approved, ALSP Orchid will continue to attempt to consummate the Business Combination until the Charter Initial Period Extension Date and during any Extended Period, as applicable. ALSP Orchid will ensure that all filings required to be made with the Registrar of Companies of the Cayman Islands in connection with the Initial Period Extension Amendment Proposal are made and will continue its efforts to obtain approval of the Business Combination at an extraordinary general meeting and consummate the closing of the Business Combination on or before the Charter Initial Period Extension Date.

If the Initial Period Extension Amendment Proposal is approved and the Charter Initial Period Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce the amount remaining in the Trust Account and increase the percentage interest of the Company held by ALSP Orchid’s officers, directors, the Sponsor and its affiliates, in each case indirectly through the Sponsor. In addition, ALSP Orchid’s Memorandum and Articles of Association provide that ALSP Orchid cannot redeem or repurchase Public Shares to the extent such redemption would result in ALSP Orchid’s failure to have at least $5,000,001 of net tangible assets. As a result, ALSP Orchid will not proceed with the Charter Initial Period Extension if ALSP Orchid will not have at least $5,000,001 of net tangible assets upon its implementation of the Charter Initial Period Extension, after taking into account the Redemptions.

Q:    If I vote for or against the Initial Period Extension Amendment Proposal, do I need to request that my shares be redeemed?

A:    Yes. Whether you vote “FOR” or “AGAINST” the Initial Period Extension Amendment Proposal, or do not vote at all, you may elect to redeem your shares. However, you will need to submit a redemption request for your shares if you choose to redeem.

Q:    Am I being asked to vote on the Business Combination at this Shareholder Meeting?

A:    No. You are not being asked to vote on the Business Combination at this time. If the Charter Initial Period Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a shareholder on the record date for the shareholder meeting to consider the Business Combination, you will be entitled to vote on the Business Combination when it is submitted to shareholders and will retain the right to redeem your Public Shares for cash in connection with the Business Combination or liquidation.

Q:    Will how I vote affect my ability to exercise Redemption rights?

A:    No. You may exercise your Redemption rights whether or not you are a holder of Public Shares on the Record Date (so long as you are a holder at the time of exercise), or whether you are a holder and vote your Public Shares of ALSP Orchid on the Initial Period Extension Amendment Proposal (for or against) or any other proposal described by this proxy statement. As a result, the Charter Initial Period Extension can be approved by shareholders who will redeem their Public Shares and no longer remain shareholders, leaving shareholders who choose not to redeem their Public Shares holding shares in a company with a potentially less liquid trading market, fewer shareholders, potentially less cash and the potential inability to meet the listing standards of the NASDAQ.

Q:    May I change my vote after I have mailed my signed proxy card?

A:    Yes. If you are a shareholder of record of Ordinary Shares as of the close of business on the record date, you can change or revoke your proxy before it is voted at the meeting in one of the following ways: Submit a new proxy card bearing a later date; or vote in person or electronically at the Shareholder Meeting by visiting https://www.cstproxy.com/alsporchidacquisition1/2023 and entering the control number found on your proxy card, voting instruction form or notice you previously received. Please note that your attendance at the Shareholder Meeting will not alone serve to revoke your proxy.

Q:    How are votes counted?

A:    Votes will be counted by the inspector of election appointed for the Shareholder Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. The approval of the Initial Period Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

Shareholders who attend the Shareholder Meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending their duly authorized representative or proxy), will be counted (and the number of Ordinary Shares held by such shareholders will be counted) for the purposes of determining whether a quorum is present at the Shareholder Meeting. The presence, in person or by proxy or by duly authorized representative, at the Shareholder Meeting of the holders of a majority of all issued and outstanding Ordinary Shares entitled to vote at the Shareholder Meeting shall constitute a quorum for the Shareholder Meeting.

At the Shareholder Meeting, only those votes which are actually cast, either “FOR” or “AGAINST”, the Initial Period Extension Amendment Proposal or the Adjournment Proposal, will be counted for the purposes of determining whether the Initial Period Extension Amendment Proposal or the Adjournment Proposal (as the case may be) are approved, and any Ordinary Shares which are not voted at the Shareholder Meeting will have no effect on the outcome of such votes. Abstentions, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Initial Period Extension Amendment Proposal or the Adjournment Proposal. Broker non-votes will not be considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Initial Period Extension Amendment Proposal or the Adjournment Proposal.

Q:    If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A:    If your shares are held in “street name” in a stock brokerage account or by a broker, bank or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your broker, bank or other nominee. Please note that you may not vote shares held in “street name” by returning a proxy card directly to ALSP Orchid or by voting online at the Shareholder Meeting unless you provide a “legal proxy,” which you must obtain from your broker, bank or other nominee.

If you are a ALSP Orchid shareholder holding your shares in “street name” and you do not instruct your broker, bank or other nominee on how to vote your shares, your broker, bank or other nominee will not vote your shares on the Initial Period Extension Amendment Proposal or the Adjournment Proposal. Accordingly, your bank, broker, or other nominee can vote your shares at the Shareholder Meeting only if you provide instructions on how to vote. You should instruct your broker to vote your shares as soon as possible in accordance with directions you provide.

Abstentions will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of each of the proposals as a matter of Cayman Islands law.

Q:    Does the Board recommend voting “FOR” the approval of the Initial Period Extension Amendment Proposal and the Adjournment Proposal?

A:    Yes. After careful consideration of the terms and conditions of the Initial Period Extension Amendment Proposal, the Board has determined that the Initial Period Extension Amendment Proposal is in the best interests of ALSP Orchid and its shareholders. The Board recommends that ALSP Orchid’s shareholders vote “FOR” the Initial Period Extension Amendment Proposal.

Additionally, the Board has determined that the Adjournment Proposal is in the best interests of ALSP Orchid and its shareholders and recommends that ALSP Orchid’s shareholders vote “FOR” the Adjournment Proposal.

Q:    What interests do ALSP Orchid’s directors and officers have in the approval of the Initial Period Extension Amendment Proposal?

A:    ALSP Orchid’s directors and officers have interests in the Initial Period Extension Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, indirectly through the Sponsor, of Class B Ordinary Shares and Private Placement Units. See the section entitled “Proposal No 1—The Initial Period Extension Amendment Proposal—Interests of the Sponsor, ALSP Orchid’s Directors, Officers and Initial Shareholders” in this proxy statement.

Q:    Do I have appraisal rights or dissenters’ rights if I object to the Initial Period Extension Amendment Proposal?

A:    No. There are no appraisal rights available to ALSP Orchid’s shareholders in connection with the Initial Period Extension Amendment Proposal.

Q:    If I am a Public Warrant (as defined below) holder, can I exercise redemption rights with respect to my Public Warrants?

A:    No. The holders of warrants issued in connection with the Initial Public Offering (with a whole warrant representing the right to acquire one Class A Ordinary Share at an exercise price of $11.50 per share) (the “Public Warrants”) have no redemption rights with respect to such Public Warrants.

Q:    What do I need to do now?

A:    You are urged to read carefully and consider the information contained in this proxy statement and to consider how the Initial Period Extension Amendment Proposal and the Adjournment Proposal will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:    How do I exercise my redemption rights?

A:    If you are a holder of Class A Ordinary Shares and wish to exercise your right to redeem your Class A Ordinary Shares, you must:

I.    (a) hold Class A Ordinary Shares or (b) hold Class A Ordinary Shares through Units and elect to separate your Units into the underlying Class A Ordinary Shares and Public Warrants prior to exercising your redemption rights with respect to the Class A Ordinary Shares; and

II.    prior to 5:00 p.m., Eastern Time, on February 14, 2023 (two business days prior to the initially scheduled date of the Shareholder Meeting) (a) submit a written request to the Transfer Agent that ALSP Orchid redeem your Class A Ordinary Shares for cash and (b) deliver your Class A Ordinary Shares to the Transfer Agent, physically or electronically through the Depository Trust Company (“DTC”).

The address of the Transfer Agent is listed under the question “Who can help answer my questions?” below.

Holders of Units must elect to separate the underlying Class A Ordinary Shares and Public Warrants prior to exercising redemption rights with respect to the Class A Ordinary Shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Class A Ordinary Shares and Public Warrants, or if a holder holds Units registered in its own name, the holder must contact the Transfer Agent directly and instruct it to do so.

In connection with the Initial Period Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Initial Period Extension, any holder of Class A Ordinary Shares will be entitled to request that their Class A Ordinary Shares be redeemed for a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the Shareholder Meeting, including interest earned on the funds held in the Trust Account (net of taxes payable), divided by the number of then-outstanding Class A Ordinary Shares. As of December 31, 2022, this would have amounted to approximately $10.29 per Public Share. However, the proceeds deposited in the Trust Account could become subject to the claims of our creditors, if any, which could have priority over the claims of our public shareholders. Therefore, the per share-distribution from the Trust Account in such a situation may be less than originally anticipated due to such claims. We anticipate that the funds to be distributed to public shareholders electing to redeem their Class A Ordinary Shares will be distributed promptly after the Shareholder Meeting.

Any request for redemption, once made by a holder of Class A Ordinary Shares, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with the consent of the Board. If you deliver your shares for redemption to the Transfer Agent and later decide prior to the Shareholder Meeting not to elect redemption, you may request that ALSP Orchid instruct the Transfer Agent to return the shares (physically or electronically). You may make such request by contacting the Transfer Agent at the phone number or address listed at the end of this section. We will be required to honor such request only if made prior to the deadline for exercising redemption requests.

Any corrected or changed written exercise of redemption rights must be received by the Transfer Agent prior to the deadline for exercising redemption requests and, thereafter, with the consent of the Board. No request for redemption will be honored unless the holder’s shares have been delivered (either physically or electronically) to the Transfer Agent by 5:00 p.m., Eastern Time, on February 14, 2023 (two business days prior to the initially scheduled date of the Shareholder Meeting).

If a holder of Class A Ordinary Shares properly makes a request for redemption and the Class A Ordinary Shares are delivered as described above, then ALSP Orchid will redeem Class A Ordinary Shares for a pro rata portion of funds deposited in the Trust Account, calculated as of two business days prior to the Shareholder Meeting. If you are a holder of Class A Ordinary Shares and you exercise your redemption rights, it will not result in the loss of any Public Warrants that you may hold.

Q:    What should I do if I receive more than one set of voting materials for the Shareholder Meeting?

A:    You may receive more than one set of voting materials for the Shareholder Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:    Who will solicit and pay the cost of soliciting proxies for the Shareholder Meeting?

A:    ALSP Orchid will pay the cost of soliciting proxies for the Shareholder Meeting. ALSP Orchid has engaged Morrow Sodali LLC to assist in the solicitation of proxies for the Shareholder Meeting.

ALSP Orchid will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. The directors, officers and employees of ALSP Orchid may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Q:    Who can help answer my questions?

A:    If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

ALSP Orchid Acquisition Corporation I

2815 Eastlake Avenue East, Suite 300

Seattle, WA 98102

(206) 957-7300

or:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Tel: (800) 662-5200 (toll-free) or

(203) 658-9400 (banks and brokers can call collect)

Email: ALORinfo@investor.morrowsodali.com

You also may obtain additional information about ALSP Orchid from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.” If you are a holder of

Class A Ordinary Shares and you intend to seek redemption of your shares, you will need to deliver your Class A Ordinary Shares (either physically or electronically) to the Transfer Agent at the address below prior to 5:00 p.m., Eastern Time, on February 14, 2023 (two business days prior to the initially scheduled date of the Shareholder Meeting). If you have questions regarding the certification of your position or delivery of your shares, please contact:

Continental Stock Transfer & Trust Company

One State Street Plaza, 30th Floor

New York, New York 10004

Attn: Mark Tumulty

E-mail: mtumulty@continentalstock.com

EXTRAORDINARY GENERAL MEETING OF ALSP ORCHID SHAREHOLDERS

This proxy statement is being provided to ALSP Orchid shareholders as part of a solicitation of proxies by the Board for use at the extraordinary general meeting of ALSP Orchid Shareholders to be held on February 17, 2023, and at any adjournment thereof. This proxy statement contains important information regarding the Shareholder Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about February 6, 2023 to all shareholders of record of ALSP Orchid as of January 26, 2022, the Record Date for the Shareholder Meeting. Shareholders of record who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Shareholder Meeting.

Date, Time and Place of Shareholder Meeting

The Shareholder Meeting will be held on February 17, 2023 at 9:00 a.m., Pacific Time, at the offices of Cooley LLP located at 1700 7th Ave., Suite 1900, Seattle, WA 98101, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

The Shareholder Meeting will be conducted via live webcast, but the physical location of the Shareholder Meeting will remain at the location specified above for the purposes of our Memorandum and Articles of Association. You will be able to attend the Shareholder Meeting online, vote and submit your questions during the Shareholder Meeting by visiting.

You can pre-register to attend the virtual Shareholder Meeting starting February 14, 2023 at 9:00 a.m., Pacific Time (three business days prior to the meeting date). Enter the URL address into your browser (https://www.cstproxy.com/alsporchidacquisition1/2023), enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the Shareholder Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Shareholder Meeting.

Shareholders who hold their investments through a bank or broker will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Shareholder Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. In either case you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at the number or email address above. Please allow up to 72 hours prior to the meeting for processing your control number.

If you do not have access to Internet, you can listen only to the meeting by dialing 1-800-450-7155 (or +1-857-999-9155 if you are located outside the United States and Canada) (standard rates apply) and when prompted enter the pin number 2372570#. Please note that you will not be able to vote or ask questions at the Shareholder Meeting if you choose to participate telephonically.

The Proposals at the Shareholder Meeting

At the Shareholder Meeting, ALSP Orchid shareholders will consider and vote on the following proposals:

1.

Proposal No. 1—Initial Period Extension Amendment Proposal—To amend the Memorandum and Articles of Association to extend the Initial Period Termination Date from February 23, 2023 to August 23, 2023, subject to any additional extensions as provided in our Memorandum and Articles of Association;

2.

Proposal No. 2—Adjournment Proposal—To adjourn the Shareholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Ordinary Shares in the capital of ALSP Orchid represented

(either in person or by proxy) to constitute a quorum necessary to conduct business at the Shareholder Meeting or at the time of the Shareholder Meeting to approve the Initial Period Extension Amendment Proposal.

Voting Power; Record Date

As a shareholder of ALSP Orchid, you have a right to vote on certain matters affecting ALSP Orchid. The proposals that will be presented at the Shareholder Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Shareholder Meeting if you owned Ordinary Shares at the close of business on January 26, 2023, which is the Record Date for the Shareholder Meeting. You are entitled to one vote on each of the Extension Proposal and Adjournment Proposal for each Ordinary Share that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 22,477,500 outstanding ordinary shares of the Company consisting of 4,312,500 outstanding Class B ordinary shares of the Company held by the Sponsor and 18,165,000 Class A ordinary shares of the Company.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS

THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS

Quorum

The presence (which would include presence at the virtual Shareholder Meeting), in person or by proxy, of shareholders holding one third of the Ordinary Shares entitled to vote at the Shareholder Meeting constitutes a quorum at the Shareholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum. The initial shareholders of ALSP Orchid, who own 23.3% of the issued and outstanding Ordinary Shares as of the Record Date indirectly through the Sponsor, will count towards this quorum. As a result, as of the Record Date, in addition to the shares of the initial shareholders of ALSP Orchid, an additional 2,265,000 Ordinary Shares held by public shareholders would be required to be present at the Shareholder Meeting to achieve a quorum.

Abstentions and Broker Non-Votes

Abstentions will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of any of the proposals voted upon at the Shareholder Meeting.

We believe that all of the proposals to be voted on at the Shareholder Meeting will be considered non-routine matters. As a result, if you hold your shares in “street name”, your bank, brokerage firm or other nominee cannot vote your shares on any of the proposals to be voted on at the Shareholder Meeting without your instruction. If you hold your shares in street name and do not provide instructions on any of the proposals, a broker non-vote will occur for any such proposal. Broker non-votes will not be considered present for the purposes of establishing a quorum and will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of any of the proposals voted upon at the Shareholder Meeting.

Vote Required for Approval

The approval of the Initial Period Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

The initial shareholders of ALSP Orchid have informed us of their intent to vote all of their Ordinary Shares in favor of the proposals being presented at the Shareholder Meeting, as applicable. As of the date of this proxy statement, the initial shareholders and officers of ALSP Orchid own approximately 23.3% of the issued and outstanding Ordinary Shares.

The following table reflects the number of additional Public Shares required to approve each proposal:

Proposal	Approval Standard	Number of Additional Public Shares Required To Approve Proposal
		If Only Quorum is Present and All Present Shares Cast Votes	If All Shares Are Present and All Present Shares Cast Votes
Initial Period Extension Amendment Proposal	Special Resolution[1]	0	9,757,571
Adjournment Proposal	Ordinary Resolution[2]	0	6,011,251

1

Under Cayman Islands law, a special resolution requires the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

2

Under Cayman Islands law, an ordinary resolution requires the affirmative vote of a majority of the votes cast by the holders of the issued ordinary shares who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

Voting Your Shares

If you were a holder of record of Ordinary Shares as of the close of business on January 26, 2023, the record date for the Shareholder Meeting, you may vote with respect to the proposals in person or virtually at the Shareholder Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. Your proxy card shows the number of Ordinary Shares that you own. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. There are three ways to vote your Ordinary Shares at the Shareholder Meeting:

Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Shareholder Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Shareholder Meeting so that your shares will be voted if you are unable to attend the Shareholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted.

Voting in Person at the Meeting. If you attend the Shareholder Meeting and plan to vote in person, you will be provided with a ballot at the Shareholder Meeting. If your shares are registered directly in your name, you are considered the shareholder of record and you have the right to vote in person at the Shareholder Meeting. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Shareholder Meeting and vote in person, you will need to bring to the Shareholder Meeting a legal proxy from your broker, bank or nominee authorizing you to vote these shares.

Voting Electronically. You may attend, vote and examine the list of shareholders entitled to vote at the Shareholder Meeting by visiting https://www.cstproxy.com/alsporchidacquisition1/2023 and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.

Revoking Your Proxy. If you give a proxy, you may revoke it at any time before the Shareholder Meeting or at the Shareholder Meeting by doing any one of the following:

•	you may send another proxy card with a later date;

•

you may notify ALSP Orchid’s Chief Executive Officer in writing to ALSP Orchid Acquisition Corporation I, 2815 Eastlake Avenue East, Suite 300, Seattle, WA 98102, before the Shareholder Meeting that you have revoked your proxy; or

•	you may attend the Shareholder Meeting, revoke your proxy, and vote in person, as indicated above.

No Additional Matters

The Shareholder Meeting has been called only to consider and vote on the approval of the Initial Period Extension Amendment Proposal and the Adjournment Proposal. Under the Memorandum and Articles of Association, other than procedural matters incident to the conduct of the Shareholder Meeting, no other matters may be considered at the Shareholder Meeting if they are not included in this proxy statement, which serves as the notice of the Shareholder Meeting.

Who Can Answer Your Questions about Voting

If you are a ALSP Orchid shareholder and have any questions about how to vote or direct a vote in respect of your Ordinary Shares, you may call Morrow Sodali, our proxy solicitor, by calling (800) 662-5200, or banks and brokers can call (203) 658-9400, or by emailing ALOR.info@investor.morrowsodali.com.

Redemption Rights

Pursuant to the Memorandum and Articles of Association, holders of Class A Ordinary Shares may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Initial Period Extension Amendment Proposal. In connection with the Initial Period Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Initial Period Extension, any shareholder holding Class A Ordinary Shares may demand that ALSP Orchid redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was $10.29 per share as of December 31, 2022), calculated as of two business days prior to the Shareholder Meeting. If a holder properly seeks redemption as described in this section, ALSP Orchid will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Shareholder Meeting. However, ALSP Orchid will not proceed with the Charter Initial Period Extension if ALSP Orchid will not have at least $5,000,001 of net tangible assets following approval of the Initial Period Extension Amendment Proposal, after taking into account Redemptions.

As a holder of Class A Ordinary Shares, you will be entitled to receive cash for any Class A Ordinary Shares to be redeemed only if you:

(i) hold Class A Ordinary Shares;

(ii) submit a written request to Continental, ALSP Orchid’s transfer agent, in which you (i) request that ALSP Orchid redeem all or a portion of your Class A Ordinary Shares for cash, and (ii) identify yourself as the beneficial holder of the Class A Ordinary Shares and provide your legal name, phone number and address; and

(iii) deliver your Class A Ordinary Shares to Continental, ALSP Orchid’s transfer agent, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Class A Ordinary Shares in the manner described above prior to 5:00 p.m., Eastern Time, on February 14, 2023 (two business days before the initially scheduled date of the Shareholder Meeting) (the “Redemption Deadline”) in order for their shares to be redeemed.

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.

If you hold your shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of ALSP Orchid that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $80 and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.

Any request for redemption, once made by a holder of Class A Ordinary Shares, may not be withdrawn following the Redemption Deadline, unless the Board determines (in its sole discretion) to permit such withdrawal of a redemption request (which it may do in whole or in part).

Any corrected or changed written exercise of redemption rights must be received by Continental, ALSP Orchid’s transfer agent, at least two business days prior to the initially scheduled date of the Shareholder Meeting. No request for redemption will be honored unless the holder’s Class A Ordinary Shares have been delivered (either physically or electronically) to Continental, ALSP Orchid’s transfer agent, prior to 5:00 p.m., Eastern Time, on February 14, 2023 (two business days before the initially scheduled date of the Shareholder Meeting).

Notwithstanding the foregoing, a public shareholder, together with any affiliate of such public shareholder or any other person with whom such public shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Securities and Exchange Act of 1934 (the “Exchange Act”)), will be restricted from redeeming its Class A Ordinary Shares with respect to more than an aggregate of 15% of the Class A Ordinary Shares sold in the Initial Public Offering, without our prior consent. Accordingly, if a public shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the outstanding Class A Ordinary Shares, then any such shares in excess of that 15% limit would not be redeemed for cash without our prior consent. The closing price of Class A Ordinary Shares on February 1, 2023, the most recent practicable date prior to the date of this proxy statement was $10.33 per share. The cash held in the Trust Account on December 31, 2022 was approximately $177,454,035 (including interest not previously released to ALSP Orchid to pay its taxes) ($10.29 per Class A Ordinary Share). The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to ALSP Orchid to pay its taxes two business days prior to the initially scheduled date of the Shareholder Meeting. Prior to exercising redemption rights, shareholders should verify the market price of Class A Ordinary Shares as they may receive higher proceeds from the sale of their ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. ALSP Orchid cannot assure its shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its shareholders wish to sell their shares.

If a holder of Class A Ordinary Shares exercises his, her or its redemption rights, then he, she or it will be exchanging his, her or its Class A Ordinary Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by delivering your share certificate (either physically or electronically) to ALSP Orchid’s transfer agent two business days prior to the initially scheduled date of the Shareholder Meeting.

For a discussion of certain material U.S. federal income tax consequences to U.S. holders of Class A Ordinary Shares with respect to the exercise of these redemption rights, see “Certain Material U.S. Federal Income Tax Consequences.” The tax consequences of a redemption to any particular holder of Class A Ordinary Shares will depend on such holder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.

Appraisal Rights

There are no appraisal rights available to ALSP Orchid’s shareholders in connection with the Initial Period Extension Amendment Proposal.

Proxy Solicitation Costs

ALSP Orchid is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or in person. ALSP Orchid has engaged Morrow Sodali LLC (“Morrow”) to assist in the solicitation of proxies for the Shareholder Meeting. ALSP Orchid and its directors, officers and employees may also solicit proxies in person. ALSP Orchid will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

ALSP Orchid will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. ALSP Orchid will pay Morrow a fee of $27,500, plus disbursements, reimburse Morrow for its reasonable out-of-pocket expenses and indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses for its services as ALSP Orchid’s proxy solicitor. ALSP Orchid will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to ALSP Orchid shareholders. Directors, officers and employees of ALSP Orchid who solicit proxies will not be paid any additional compensation for soliciting.

PROPOSAL NO. 1—THE INITIAL PERIOD EXTENSION AMENDMENT PROPOSAL

Overview

ALSP Orchid is proposing to amend its Memorandum and Articles of Association to extend the date by which ALSP Orchid must consummate the Business Combination to the Charter Initial Period Extension Date so as to give ALSP Orchid additional time to complete the Business Combination.

ALSP Orchid has entered into the LOI contemplating a business combination with a Target that meets the selection criteria for a target company that management believes will make for a successful business combination and consistent with our acquisition strategy as set forth in our final prospectus for our initial public offering, dated November 18, 2021 and filed with the SEC on November 22, 2021. The purpose of the Initial Period Extension Amendment Proposal is to allow ALSP Orchid additional time to complete the Business Combination contemplated in the LOI. Specifically, the purpose of the Initial Period Extension Amendment Proposal is to allow the Company and the Target additional time to finalize the terms of the Business Combination. Without the Charter Initial Period Extension, ALSP Orchid believes that ALSP Orchid may not be able to complete the Business Combination on or before the Initial Period Termination Date, or the end of any applicable Extended Period. If that were to occur, ALSP Orchid would be forced to liquidate.

As contemplated by the Memorandum and Articles of Association, the holders of ALSP Orchid’s Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account if the Charter Initial Period Extension is implemented.

On December 31, 2022 the redemption price per share was approximately $10.29, based on the aggregate amount on deposit in the Trust Account of approximately $177,454,035 (including interest not previously released to ALSP Orchid to pay its taxes), divided by the total number of then outstanding Public Shares. The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to ALSP Orchid to pay its taxes two business days prior to the initially scheduled date of the Shareholder Meeting. The closing price of the Class A Ordinary Shares on the Nasdaq on February 1, 2023 was $10.33. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.04 less per share than if the shares were sold in the open market (based on the per share redemption price as of December 31, 2022). ALSP Orchid cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. ALSP Orchid believes that such redemption right enables its public shareholders to determine whether to sustain their investments for an additional period if ALSP Orchid does not complete the Business Combination on or before the Initial Period Termination Date, or before the end of any applicable Extended Period.

Reasons for the Initial Period Extension Amendment Proposal

The Memorandum and Articles of Association, as currently in effect, provides that ALSP Orchid has until 15 months following the consummation of the Company’s initial public offering (the “Initial Period”), or until the Initial Period Termination Date of February 23, 2023 to complete its initial Business Combination, which Initial Period Termination Date may be extended in up to two Extended Periods, by depositing into the trust account for each three-month extension an amount of $0.10 per unit; provided that the Initial Period will automatically be extended to 18 months, and any Extended Period will automatically be extended to 21 or 24 months, as applicable, if the Company has filed (i) a Form 8-K including a definitive merger or acquisition agreement or (ii) a proxy statement, registration statement or similar filing for an initial business combination but has not completed the initial business combination during the applicable period. ALSP Orchid’s Board has determined that it is in the best interests of ALSP Orchid and its shareholders to seek an extension of the Initial

Period Termination Date by six months, or until August 23, 2023, and have ALSP Orchid’s shareholders approve the Initial Period Extension Amendment Proposal to allow for additional time to consummate the Business Combination. Without the Charter Initial Period Extension, there is risk that ALSP Orchid might not, despite its reasonable best efforts, be able to complete the Business Combination or any initial business combination. If that were to occur, ALSP Orchid would be precluded from completing the Business Combination and would be forced to liquidate even if ALSP Orchid’s shareholders are otherwise in favor of consummating the Business Combination.

The foregoing provision in our Memorandum and Articles of Association was included to protect ALSP Orchid shareholders from having to sustain their investments for an unreasonably long period if ALSP Orchid failed to find a suitable business combination in the timeframe contemplated by the Memorandum and Articles of Association. However, our Board of Directors believes that it is in the best interests of ALSP Orchid and its shareholders to complete the Business Combination and that circumstances warrant providing public shareholders additional time to consider the Business Combination.

The Initial Period Extension Amendment Proposal is essential to allowing ALSP Orchid additional time to consummate the Business Combination. Approval of the Initial Period Extension Amendment Proposal is a condition to the implementation of the Charter Initial Period Extension. ALSP Orchid will not proceed with the Charter Initial Period Extension if ALSP Orchid will not have at least $5,000,001 of net tangible assets following approval of the Initial Period Extension Amendment Proposal, after taking into account the Redemptions.

If the Initial Period Extension Amendment Proposal is Not Approved

If the Initial Period Extension Amendment Proposal is not approved, and the Business Combination is not completed on or before the Initial Period Termination Date, or the end of any applicable Extended Period, then, as contemplated by and in accordance with the Memorandum and Articles of Association, ALSP Orchid will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to ALSP Orchid to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses) divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of ALSP Orchid’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to ALSP Orchid’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to ALSP Orchid’s Private Placement Units, which will expire worthless in the event ALSP Orchid dissolves and liquidates the Trust Account.

The Sponsor, the officers and directors and the initial shareholders of ALSP Orchid have waived their rights to participate in any liquidation distribution with respect to the 4,312,500 Class B Ordinary Shares and the 915,000 Private Placement Shares held by them indirectly through the Sponsor.

If the Initial Period Extension Amendment Proposal is Approved

If the Initial Period Extension Amendment Proposal is approved, ALSP Orchid shall ensure that all filings required to be made with the Registrar of Companies of the Cayman Islands in connection with the Initial Period Extension Amendment Proposal to extend the time it has to complete the Business Combination. ALSP Orchid will then continue to attempt to consummate the Business Combination until the Charter Initial Period Extension Date or the end of any applicable Extended Period. ALSP Orchid will remain a reporting company under the Exchange Act and its Class A Ordinary Shares and Public Warrants will remain publicly traded during this time.

In addition, ALSP Orchid will not proceed with the Charter Initial Period Extension if ALSP Orchid will not have at least $5,000,001 of net tangible assets following approval of the Initial Period Extension Amendment Proposal, after taking into account the Redemptions.

Interests of the Sponsor, ALSP Orchid’s Directors, Officers and Initial Shareholders

When you consider the recommendation of the Board, ALSP Orchid shareholders should be aware that aside from their interests as shareholders, the Sponsor, certain members of the Board, officers and the initial shareholders of ALSP Orchid have interests that are different from, or in addition to, those of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to ALSP Orchid shareholders that they approve the Initial Period Extension Amendment Proposal. ALSP Orchid shareholders should take these interests into account in deciding whether to approve the Initial Period Extension Amendment Proposal:

•

the fact that the Sponsor paid $9,150,00 for 915,000 Private Placement Units, each of which contains one Class A Ordinary Share and half of one warrant. The Sponsor has agreed to waive its redemption rights with respect to the Private Placement Shares. Each such whole warrant is exercisable commencing on the later of 12 months from the closing of our Initial Public Offering and 30 days following the closing of a Business Combination for one Class A Ordinary Share at $11.50 per share; if the Initial Period Extension Amendment Proposal is not approved and we do not consummate a Business Combination by the Initial Period Termination Date or before the end of any applicable Extended Period, then the proceeds from the sale of the Private Placement Units will be part of the liquidating distribution to the public shareholders and the Private Placement Units held by our Sponsor will be worthless;

•

the fact that the initial shareholders of ALSP Orchid, including the Sponsor (and certain of ALSP Orchid’s officers and directors who are members of the Sponsor), have invested in ALSP Orchid an aggregate of $9,175,000, comprised of the $25,000 purchase price for 4,312,500 Class B Ordinary Shares and the $9,150,000 purchase price for 915,000 Private Placement Units. Assuming a trading price of $10.33 per Class A Ordinary Share and $10.26 per Public Unit (based upon the respective closing prices of the Class A Ordinary Shares and the Public Units on Nasdaq on February 1, 2023, the most recent practicable date prior to the date of this proxy statement), the 4,312,500 Class B Ordinary Shares and 915,000 Private Placement Units would have an implied aggregate market value of approximately $53,936,025. Even if the trading price of the shares of Class A Ordinary Shares were as low as approximately $1.76 per share, the aggregate market value of the Ordinary Shares held by ALSP Orchid alone (without taking into account the value of the Private Placement Warrants but including the Class A Ordinary Shares included in the Private Placement Units) would be approximately equal to the initial investment in ALSP Orchid by the initial shareholders of ALSP Orchid. As a result, if the Business Combination is completed, the initial shareholders of ALSP Orchid are likely to be able to make a substantial profit on their investment in ALSP Orchid even in the event that the Class A Ordinary Shares have lost significant value. On the other hand, if the Initial Period Extension Amendment Proposal is not approved and ALSP Orchid liquidates without completing the Business Combination before the Initial Period Termination Date or the end of any applicable Extended Period, the initial shareholders of ALSP Orchid will lose their entire investment in ALSP Orchid;

•

the fact that the Sponsor, ALSP Orchid’s directors, officers and initial shareholders have agreed not to redeem any Ordinary Shares held by them in connection with a shareholder vote to approve the Business Combination or the Initial Period Extension Amendment Proposal;

•

the fact that the initial shareholders of ALSP Orchid and ALSP Orchid’s other current officers and directors have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Ordinary Shares held by them if the Initial Period Extension Amendment Proposal is not approved and ALSP Orchid fails to complete the Business Combination by the Initial Period Termination Date or before the end of any applicable Extended Period;

•	the indemnification of ALSP Orchid’s existing directors and officers and the liability insurance maintained by ALSP Orchid;

•

the fact that the Sponsor and ALSP Orchid’s officers and directors will lose their entire investment in ALSP Orchid and will not be reimbursed for any loans extended, fees due or out-of-pocket expenses if the Initial Period Extension Amendment Proposal is not approved and the Business Combination is not consummated by the Initial Period Termination Date or before the end of any applicable Extended Period; and

•

the fact that if the Trust Account is liquidated, including in the event ALSP Orchid is unable to complete an initial business combination within the required time period, Sponsor has agreed to indemnify ALSP Orchid to ensure that the proceeds in the Trust Account are not reduced below $10.00 per ALSP Orchid public share, or such lesser per public share amount as is in the Trust Account on the Initial Period Termination Date, by the claims of prospective target businesses with which ALSP Orchid has entered into an acquisition agreement or claims of any third party for services rendered or products sold to ALSP Orchid, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account.

Redemption Rights

Pursuant to the Memorandum and Articles of Association, holders of Class A Ordinary Shares may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Initial Period Extension Amendment Proposal. In connection with the Initial Period Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Initial Period Extension, any shareholder holding Class A Ordinary Shares may demand that ALSP Orchid redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was $10.29 per share as of December 31, 2022, calculated as of two business days prior to the Shareholder Meeting. If a holder properly seeks redemption as described in this section, ALSP Orchid will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Shareholder Meeting. However, ALSP Orchid will not proceed with the Charter Initial Period Extension if ALSP Orchid will not have at least $5,000,001 of net tangible assets following approval of the Initial Period Extension Amendment Proposal, after taking into account Redemptions.

As a holder of Class A Ordinary Shares, you will be entitled to receive cash for any Class A Ordinary Shares to be redeemed only if you:

(i) hold Class A Ordinary Shares;

(ii) submit a written request to Continental, ALSP Orchid’s transfer agent, in which you (i) request that ALSP Orchid redeem all or a portion of your Class A Ordinary Shares for cash, and (ii) identify yourself as the beneficial holder of the Class A Ordinary Shares and provide your legal name, phone number and address; and

(iii) deliver your Class A Ordinary Shares to Continental, ALSP Orchid’s transfer agent, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Class A Ordinary Shares in the manner described above prior to 5:00 p.m., Eastern Time, on February 14, 2023 (two business days before the initially scheduled date of the Shareholder Meeting) in order for their shares to be redeemed.

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.

If you hold the shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of ALSP Orchid that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $80 and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.

Any request for redemption, once made by a holder of Class A Ordinary Shares, may not be withdrawn following the Redemption Deadline, unless the Board determines (in its sole discretion) to permit such withdrawal of a redemption request (which it may do in whole or in part).

Any corrected or changed written exercise of redemption rights must be received by Continental, ALSP Orchid’s transfer agent, at least two business days prior to the initially scheduled date of the Shareholder Meeting. No request for redemption will be honored unless the holder’s Class A Ordinary Shares have been delivered (either physically or electronically) to Continental, ALSP Orchid’s transfer agent, prior to 5:00 p.m., Eastern Time, on February 14, 2023 (two business days before the initially scheduled date of the Shareholder Meeting).

Notwithstanding the foregoing, a public shareholder, together with any affiliate of such public shareholder or any other person with whom such public shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Class A Ordinary Shares with respect to more than an aggregate of 15% of the Class A Ordinary Shares sold in the Initial Public Offering, without our prior consent. Accordingly, if a public shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the outstanding Class A Ordinary Shares, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.

The closing price of Class A Ordinary Shares on February 1, 2023, the most recent practicable date prior to the date of this proxy statement was $10.33 per share. The cash held in the Trust Account on December 31, 2022 such date was approximately $177,454,035 (including interest not previously released to ALSP Orchid to pay its taxes) ($10.29 per Class A Ordinary Share). The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to ALSP Orchid to pay its taxes two business days prior to the initially scheduled date of the Shareholder Meeting. Prior to exercising redemption rights, shareholders should verify the market price of Class A Ordinary Shares as they may receive higher proceeds from the sale of their ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. ALSP Orchid cannot assure its shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its shareholders wish to sell their shares.

If a holder of Class A Ordinary Shares exercises his, her or its redemption rights, then he, she or it will be exchanging its Class A Ordinary Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by delivering your share certificate (either physically or electronically) to ALSP Orchid’s transfer agent two business days prior to the initially scheduled date of the Shareholder Meeting.

Your right to redeem in connection with the Shareholder Meeting relating to the Initial Period Extension Amendment Proposal does not affect the right of ALSP Orchid shareholders to elect to redeem their public shares in connection with the Business Combination, which is a separate and additional redemption right available to ALSP Orchid shareholders.

Vote Required for Approval

The approval of the Initial Period Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Initial Period Extension Amendment Proposal.

As of the date of this proxy statement, the initial shareholders of ALSP Orchid have agreed to vote any Ordinary Shares owned by them in favor of the Initial Period Extension Amendment Proposal. As of the date hereof, the initial shareholders of ALSP Orchid own 23.3% of the issued and outstanding Ordinary Shares and have not purchased any Public Shares, but may do so at any time. As a result, in addition to the initial shareholders of ALSP Orchid, approval of the Initial Period Extension Amendment Proposal will require the affirmative vote of at least 9,757,575 Ordinary Shares held by public shareholders (or approximately 53.7% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and will not require the affirmative vote of any Ordinary Shares held by public shareholders if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.

Resolution

The full text of the resolution to be voted upon is as follows: “RESOLVED, as a special resolution under Cayman Islands law, that the Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of the existing Articles 49.7 and 49.8 in their entirety and the insertion of the following language in their place:

49.7 In the event that the Company does not consummate a Business Combination by 21 months from the consummation of the IPO (the “Initial Period,” which may be extended in up to two separate instances by an additional three months each, for a total of up to 24 months or 27 months, as applicable (each period as so extended, an “Extended Period”), by depositing into the trust account for each three month extension in an amount of $0.10 per unit; provided that the Initial Period will automatically be extended to 24 months, and any Extended Period will automatically be extended to 27 or 30 months, as applicable, if the Company has filed (a) a Form 8-K including a definitive merger or acquisition agreement or (b) a proxy statement, registration statement or similar filing for an initial business combination but has not completed the initial business combination during the applicable period), or during any stockholder-approved extension period, or such later time as the Members may approve in accordance with the Articles, the Company shall:

(a) cease all operations except for the purpose of winding up;

(b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish the rights of the holders of Public Shares as Members (including the right to receive further liquidation distributions, if any); and

(c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law

49.8 In the event that any amendment is made to the Articles:

(a) to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination within 21 months from the consummation of the IPO (or 24 months or 27 months or 30 months as provided by Article 49.7); or

(b) with respect to any other provision relating to Members’ rights or pre-Business Combination activity, the Company shall provide the holders of Public Shares with the opportunity to redeem their Public Shares upon the approval of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable) earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares. The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT ALSP ORCHID SHAREHOLDERS VOTE “FOR” THE INITIAL PERIOD EXTENSION AMENDMENT PROPOSAL.

PROPOSAL NO. 2—THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal asks shareholders to approve the adjournment of the Shareholder Meeting to a later date or dates if necessary to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Ordinary Shares represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Shareholder Meeting or to approve the Initial Period Extension Amendment Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by ALSP Orchid’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date in the event, based on the tabulated votes, there are insufficient Ordinary Shares represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Shareholder Meeting or at the time of the Shareholder Meeting to approve the Initial Period Extension Amendment Proposal. In such events, the Charter Initial Period Extension would not be implemented.

Vote Required for Approval

The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Adjournment Proposal.

As of the date of this proxy statement, the initial shareholders of ALSP Orchid have agreed to vote any Ordinary Shares owned by them in favor of the Adjournment Proposal. As of the date hereof, the initial shareholders and officers of ALSP Orchid own 23.3% of the issued and outstanding Ordinary Shares and have not purchased any public shares, but may do so at any time. As a result, in addition to the initial shareholders and officers of ALSP Orchid, approval of the Adjournment Proposal will require the affirmative vote of at least 6,011,251 Ordinary Shares held by public shareholders (or approximately 33.1% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and will not require the affirmative vote of any Ordinary Shares held by public shareholders if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.

Resolution

The full text of the resolution to be voted upon is as follows:

“RESOLVED, as an ordinary resolution under Cayman Islands law, that the adjournment of the Shareholder Meeting to a later date or dates if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share and Class B ordinary shares, par value $0.0001 per share in the capital of ALSP Orchid represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Shareholder Meeting or to approve the Initial Period Extension Amendment Proposal.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT ALSP ORCHID SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES

The following is a discussion of certain material U.S. federal income tax consequences for U.S. holders (as defined below) that elect to have their Class A Ordinary Shares redeemed for cash if the Initial Period Extension Amendment Proposal is approved. This discussion only applies to U.S. holders that hold their Class A Ordinary Shares as “capital assets” for U.S. federal income tax purposes (generally, property held for investment), and does not describe all of the tax consequences that may be relevant to U.S. holders in light of their particular circumstances, including alternative minimum taxes, the special tax accounting rules under Section 451(b) of the Internal Revenue Code of 1986, as amended (the “Code”) and the Medicare contribution tax on net investment income, or any tax consequences to U.S. holders subject to special tax rules, such as:

•	banks, thrifts, mutual funds and other financial institutions or financial services entities;

•	insurance companies;

•	tax-exempt organizations (including private foundations), pension funds or governmental or international organizations;

•	regulated investment companies and real estate investment trusts;

•	United States expatriates and former citizens or former long-term residents of the United States;

•	persons that acquired securities Class A Ordinary Shares pursuant to an exercise of employee share options, in connection with employee incentive plans or otherwise as compensation;

•	dealers or traders subject to a mark-to-market method of tax accounting;

•	brokers or dealers in securities or foreign currency;

•	individual retirement and other deferred accounts;

•	persons holding their Class A Ordinary Shares as part of a “straddle,” hedge, conversion, was sale, constructive sale or other risk reducing transactions;

•	persons that directly, indirectly or constructively own 10% or more (by vote or value) of our shares;

•	The Sponsor and its affiliates, officers and directors;

•	persons that are not U.S. holders;

•	grantor trusts;

•	persons whose functional currency is not the U.S. dollar;

•	S corporations, partnerships or other entities or arrangements treated as partnerships for U.S. federal income tax purposes; or

•	corporations that accumulate earnings to avoid U.S. federal income tax.

If a partnership or other entity or arrangement treated as a partnership for U.S. federal income tax purposes is the beneficial owner of Class A Ordinary Shares, the U.S. federal income tax treatment of a partner of the partnership will generally depend on the status of the partner and the activities of the partner and the partnership. As such, partnerships holding Class A Ordinary Shares and the partners in such partnerships should consult their tax advisors regarding the tax consequences in their particular circumstances.

This discussion is based on the Code, final, temporary and proposed Treasury Regulations promulgated thereunder, administrative pronouncements and judicial decisions, all as in effect as of the date hereof, and all of which are subject to change or differing interpretation, possibly with retroactive effect. Any such change or differing interpretation may affect the tax consequences described herein. This discussion does not address any aspect of state, local or non-U.S. taxation, or any U.S. federal taxes other than income taxes, such as estate and gift taxes. Holders of Class A Ordinary Shares are urged to consult their tax advisors with respect to the application of U.S. federal tax laws to their particular situation, as well as any tax consequences arising under the laws of any state, local or non-U.S. jurisdiction.

ALSP Orchid has not requested, and does not intend to request, a ruling from the U.S. Internal Revenue Service (the “IRS”) regarding the U.S. federal income tax consequences described in this discussion. Accordingly, no assurance can be given that the IRS will agree with this discussion or that a court will not sustain a challenge by the IRS to this discussion, if taken.

ALL HOLDERS OF CLASS A ORDINARY SHARES SHOULD CONSULT WITH THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF U.S. FEDERAL INCOME TAX LAWS (INCLUDING ANY POTENTIAL FUTURE CHANGES THERETO) TO THEIR PARTICULAR SITUATIONS, AS WELL AS ANY TAX CONSEQUENCES ARISING UNDER U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.

U.S. Holders

For purposes of this discussion, a “U.S. holder” is a beneficial owner of Class A Ordinary Shares that is not an entity treated as a partnership for U.S. federal income tax purposes, and that is for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States ;

•

a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source; or

•

a trust if (1) a U.S. court can exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

Redemption of Class A Ordinary Shares Pursuant to the Redemption

In the event that a U.S. holder’s Class A Ordinary Shares are redeemed for cash pursuant to the Redemption, subject to the passive foreign investment company (“PFIC”) rules discussed below under “ —Passive Foreign Investment Company Status,” the treatment of the redemption for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale or exchange of the Class A Ordinary Shares under Section 302 of the Code. Whether a redemption qualifies for sale or exchange treatment will depend largely on the total number of Ordinary Shares treated as held by the U.S. holder (including Class A Ordinary Shares constructively owned as a result of, among other things, owning the Public Warrants) relative to all of the Ordinary Shares outstanding or treated as outstanding both before and after the redemption.

The redemption of Class A Ordinary Shares generally will be treated as a sale or exchange of the Class A Ordinary Shares if the redemption (i) results in a “complete termination” of the U.S. holder’s interest in ALSP Orchid, (ii) is “substantially disproportionate” with respect to the U.S. holder or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. holder generally must take into account not only Ordinary Shares actually owned by such U.S. holder, but also Ordinary Shares such U.S. holder is treated as constructively owning. A U.S. holder may be treated as constructively owning Ordinary Shares owned by certain related individuals and entities in which the U.S. holder has an interest or that have an interest in such U.S. holder, as well as any Ordinary Shares the U.S. holder has a right to acquire by exercise of an option, such as the Public Warrants. U.S. holders should consult their own tax advisors regarding the impact of the Public Warrants on the foregoing tests.

There will be a complete termination of a U.S. holder’s interest in ALSP Orchid if either (i) all of the Ordinary Shares actually and constructively owned by the U.S. holder are redeemed or (ii) all of the Ordinary Shares actually owned by the U.S. holder are redeemed and the U.S. holder is eligible to waive, and effectively waives. in accordance with specific rules, the attribution of Ordinary Shares owned by certain family members and the U.S. holder does not constructively own any other Ordinary Shares.

In order to meet the “substantially disproportionate” test, the percentage of outstanding voting stock of ALSP Orchid actually or constructively owned by a U.S. holder immediately following the redemption generally must be less than 80% of the voting stock of ALSP Orchid actually or constructively owned by such U.S. holder immediately prior to the redemption. Prior to ALSP’s business combination, Class A Ordinary Shares may not be treated as voting stock for this purpose and, consequently, this substantially disproportionate test may not be applicable.

The redemption of Class A Ordinary Shares will not be essentially equivalent to a dividend if the redemption results in a “meaningful reduction” of a U.S. holder’s proportionate interest in ALSP Orchid. Whether the redemption will result in a meaningful reduction in a U.S. holder’s proportionate interest in ALSP Orchid will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” U.S. holders should consult with their tax advisors as to the tax consequences of a redemption of their Class A Ordinary Shares pursuant to the Redemption.

If the redemption qualifies as a sale or exchange of Class A Ordinary Shares by the U.S. holder under Section 302 of the Code, subject to the PFIC rules discussed below under “—Passive Foreign Investment Company Status,” the U.S. holder would generally be required to recognize capital gain or loss in an amount equal to the difference, if any, between the amount of cash received and the U.S. holder’s adjusted tax basis of the Class A Ordinary Shares redeemed. Such gain or loss generally would be treated as long-term capital gain or loss if such Class A Ordinary Shares were held for more than one year on the date of the redemption. Long-term capital gains recognized by non-corporate U.S. holders are generally subject to U.S. federal income tax at a reduced rate of tax. It is unclear, however, whether the redemption rights with respect to Class A Ordinary Shares may suspend the running of the applicable holding period for this purpose. The deductibility of capital losses is subject to various limitations. A U.S. holder’s adjusted tax basis in its Class A Ordinary Shares generally will equal the acquisition cost of such shares, less any prior distributions treated as a return of capital for U.S. federal income tax purposes.

If the redemption does not qualify as a sale or exchange of Class A Ordinary Shares by the U.S. holder under Section 302 of the Code, the U.S. holder will be treated as receiving a corporate distribution on the Class A Ordinary Shares. Subject to the PFIC rules discussed below under “—Passive Foreign Investment Company Status,” such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from current or accumulated earnings and profits of ALSP Orchid, as determined under U.S. federal income tax principles. Such dividend will be taxable to a corporate U.S. holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. With respect to non-corporate U.S. holders, dividends can potentially be taxed at the lower rate applicable to long-term capital gains, but only if certain requirements are met, including a holding period requirement and a requirement that the corporation not be classified as a PFIC during the taxable year in which the dividend is paid or the preceding taxable year. Because ALSP Orchid believes it likely was a PFIC for its taxable year ended December 31, 2022, it is likely that the lower long-term capital gains rate would not apply to any redemption proceeds treated as a distribution. Moreover, it is unclear whether the redemption rights with respect to Class A Ordinary Shares may suspend the running of the applicable holding period for this purpose. U.S. holders should consult their own tax advisors regarding the availability of the lower rate for any such dividend.

Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. holder’s adjusted tax basis in its Class A Ordinary Shares. Any remaining excess will be treated as gain realized on the sale or other disposition of the Class A Ordinary Shares. After the application of the foregoing rules, any remaining tax basis a U.S. holder has in the redeemed Class A Ordinary Shares will be added to the adjusted tax basis in such U.S. holder’s remaining Ordinary Shares. If there are no such remaining Ordinary Shares, such U.S. holder should consult its own tax advisors as to the allocation of any such remaining tax basis.

U.S. holders should consult their tax advisors regarding whether the redemption of their Class A Ordinary Shares pursuant to the Redemption will be treated as a sale or exchange of the Class A Ordinary Shares or as a corporate distribution on the Class A Ordinary Shares for U.S. federal income tax purposes.

Passive Foreign Investment Company Status

A U.S. holder that elects to have its Ordinary Shares redeemed for cash pursuant to the Redemption may be subject to the PFIC rules.

A foreign (i.e., non-U.S.) corporation will be classified as a PFIC for U.S. federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income or (ii) at least 50% of its assets in a taxable year (ordinarily determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets. The determination of whether a foreign corporation is a PFIC is made annually.

ALSP Orchid believes that it is likely that ALSP Orchid was a PFIC for its taxable year ended December 31, 2021, and its taxable year ended December 31, 2022, but no assurances can be made with respect to ALSP’s PFIC status for the current taxable year or any subsequent taxable year, and our U.S. counsel expresses no opinion with respect to ALSP’s PFIC status for any taxable year.

If ALSP Orchid is determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a U.S. holder of Ordinary Shares and the U.S. holder did not make (i) either a timely qualified election fund (“QEF”) election under Section 1295 of the Code or a timely “mark-to-market” election for ALSP Orchid’s first taxable year as a PFIC in which the U.S. holder held (or was deemed to hold) Ordinary Shares or (ii) a QEF election along with a “purging election,” the making of which in each case would result in tax consequences different from the PFIC tax consequences described below, such U.S. holder generally will be subject to special rules with respect to:

•	any gain recognized by the U.S. holder on the sale or other disposition of its Ordinary Shares; and

•

any “excess distributions” made to the U.S. holder (generally, any distributions to the U.S. holder during a taxable year of the U.S. holder that are greater than 125% of the average annual distributions received by such U.S. holder in respect of the Ordinary Shares during the three preceding taxable years of such U.S. holder or, if shorter, such U.S. holder’s holding period for the Ordinary Shares).

Under these special rules,

•	the U.S. holder’s gain or excess distribution will be allocated ratably over the U.S. holder’s holding period for the Ordinary Shares;

•

the amount allocated to the U.S. holder’s taxable year in which the U.S. holder recognized the gain or received the excess distribution, or to the period in the U.S. holder’s holding period before the first day of ALSP Orchid’s first taxable year in which it qualified as a PFIC, will be taxed as ordinary income;

•

the amount allocated to other taxable years (or portions thereof) of the U.S. holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. holder; and

•	the interest charge generally applicable to underpayments of tax will be imposed in respect of the tax attributable to each such other taxable year of the U.S. holder.

In order to comply with the requirements of a QEF election, a U.S. holder must receive certain information from ALSP Orchid. ALSP Orchid will endeavor to provide to U.S. holders such information as the IRS may require to enable U.S. holders to make and maintain a QEF election, but there can be no assurance that ALSP Orchid will timely provide such information.

Furthermore, in the event that a U.S. holder’s Class A Ordinary Shares are redeemed for cash pursuant to the Redemption, whether said redemption is treated as a sale or exchange of Class A Ordinary Shares or as a distribution on the Class A Ordinary Shares, such deemed sale or exchange or distribution, as applicable, would be treated as a sale or disposition or distribution, as applicable, for purposes of the PFIC rules described above.

The rules dealing with PFICs are complex and are affected by various factors in addition to those described above. Accordingly, a U.S. holder of Class A Ordinary Shares should consult its own tax advisor concerning the application of the PFIC rules, including the alternative tax consequences resulting from the elections available under the PFIC rules and PFIC information reporting requirements, to such Class A Ordinary Shares under such U.S. holder’s particular circumstances.

Information Reporting and Backup Withholding

Information returns will be filed with the IRS in connection with payments resulting from the redemption of Class A Ordinary Shares. Backup withholding may apply to such payments if the U.S. holder fails to provide a correct taxpayer identification number or a certification of exempt status, or if the U.S. holder has been notified by the IRS that it is subject to backup withholding (and such notification has not been withdrawn).

Backup withholding is not an additional tax. The amount of any backup withholding will be allowed as a credit against a U.S. holder’s U.S. federal income tax liability, if any, and may entitle such U.S. holder to a refund of any excess amounts withheld, provided that the required information is timely furnished to the IRS.

U.S. holders should consult their tax advisors regarding the application of backup withholding and the availability of, and the procedure for, obtaining an exemption from backup withholding in their particular circumstances.

THE FOREGOING IS A SUMMARY OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES TO U.S. HOLDERS OF CLASS A ORDINARY SHARES ELECTING TO HAVE THEIR ORDINARY SHARES REDEEMED WITHOUT REGARD TO THE PARTICULAR FACTS AND CIRCUMSTANCES OF EACH HOLDER OF ORDINARY SHARES. HOLDERS OF ORDINARY SHARES ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM, INCLUDING THE APPLICABILITY AND EFFECT OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. INCOME AND OTHER TAX LAWS.

BUSINESS OF ALSP ORCHID AND CERTAIN INFORMATION ABOUT ALSP ORCHID

References in this section to “we,” “our,” or “us” refer to ALSP Orchid.

General

We are a blank check company incorporated as an exempted company in the Cayman Islands on August 18, 2020 formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or other similar business combination with one or more businesses in any industry or sector. We are currently reviewing a number of opportunities to enter into an initial business combination with one or more operating businesses.

Initial Public Offering and Private Placement

On January 26, 2021, we consummated our Initial Public Offering of 17,250,000 Units, including the issuance of 2,250,000 additional Units as a result of the underwriters’ exercise of their over-allotment option in full, at $10.00 per Unit, generating gross proceeds of $172,500,000. The securities in the offering were registered under the Securities Act on a registration statement on Form S-1 (No. 333-260709). The SEC declared the registration statement effective on November 18, 2021. Simultaneously with the closing of our Initial Public Offering, we consummated the sale of 915,000 Private Placement Units to the Sponsor at a price of $10.00 per Private Placement Unit, generating gross proceeds of $9,150,000.

Following the closing of our Initial Public Offering on November 23, 2021, an amount of approximately $175,950,000 ($10.00 per ALSP Orchid Unit) from the net proceeds of the sale of the Units in our Initial Public Offering and the sale of the Private Placement Units were placed in a Trust Account, and invested in U.S. government securities, within the meaning set forth in the Investment Company Act, with a maturity of 185 days or less, or in any open-ended investment company that holds itself out as a money market fund investing solely in U.S. Treasuries and meeting certain conditions under Rule 2a-7 of the Investment Company Act, as determined by us, until the earliest of: (i) the completion of the Business Combination and (ii) the distribution of the funds in the Trust Account to our shareholders.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of ALSP Orchid’s Ordinary Shares as of December 31, 2022, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of ALSP Orchid’s Ordinary Shares, by:

•	each person known by ALSP Orchid to be the beneficial owner of more than 5% of ALSP Orchid’s outstanding Class A Ordinary Shares or Class B Ordinary Shares;

•	each of ALSP Orchid’s executive officers and directors that beneficially owns shares of ALSP Orchid’s Ordinary Shares; and

•	all ALSP Orchid’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty days.

In the table below, percentage ownership is based on 22,477,500 ordinary shares, consisting of (i) 18,165,000 Class A ordinary shares and (ii) 4,312,500 Class B ordinary shares, issued and outstanding as of December 31, 2022. The table below does not include the Class A Ordinary Shares underlying the Private Placement Units held by the Sponsor because these securities are not exercisable within 60 days of this proxy statement.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of ordinary shares beneficially owned by them.

Name of Beneficial Owners(1)	Class B Ordinary Shares		Class A Ordinary Shares
	Number of Shares Beneficially Owned	Approximate Percentage of Issued and Outstanding Ordinary Shares	Number of Shares Beneficially Owned	Approximate Percentage of Class	Approximate Percentage of Voting Control
ALSP Orchid Sponsor LLC (our sponsor)(3)	4,312,500	19.2%	915,000	5.0%	4.1%
Thong Q. Le(3)	4,312,500	19.2%	915,000	5.0%	4.1%
Ian A.W. Howes(3)	4,312,500	19.2%	915,000	5.0%	4.1%
Kendall M. Mohler, Ph.D. (4)	—	—	—	—	—
Andras Forgacs(4)	—	—	—	—	—
Bruce L.A. Carter, Ph.D.(4)	—	—	—	—	—
Sundar R. Kodiyalam(4)	—	—	—	—	—
Eugene W. Yeo, Ph.D. (4)	—	—	—	—	—
Stephanie C. Read(4)	—	—	—	—	—
Mark W. Hahn(4)	—	—	—	—	—
All directors and executive officers as a group (9 individuals)	4,312,500	19.2%	—	—	4.1%
5% Shareholders
Saba Capital Management, L.P.(5)	—	—	1,303,001	7.2%	5.8%
Highbridge Capital Management, LLC (6)	—	—	1,189,198	6.5%	5.3%
Calamos Market Neutral Income Fund, a series of Calamos Investment Trust(7)			1,000,000	5.5%	4.5%
Beryl Capital Management LLC(8)			1,000,000	5.5%	4.5%

(1)	Unless otherwise noted, the business address of each of our shareholders is 2815 Eastlake Avenue East, Suite 300, Seattle, WA 98102.

(2)	Interests shown consist solely of founder shares, classified as Class B ordinary shares.
(3)

Consists solely of founder shares, classified as Class B ordinary shares and, with respect to the ordinary shares, 915,000 private placement shares. Our sponsor is the record holder of such shares. Messrs. Le and Howes are each a manager of ALSP Orchid Sponsor LLC, and as such, each has voting and investment discretion with respect to the founder shares held of record by our sponsor and may be deemed to have beneficial ownership of the founder shares held directly by our sponsor. Messrs. Le and Howes each disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest he may have therein, directly or indirectly.

(4)	Does not include any shares indirectly owned by this individual as a result of his/her ownership interest in our sponsor.
(5)

According to a Schedule 13G filed on November 29, 2021, as amended February 14, 2022, Saba Capital Management, L.P. (“Saba”) acquired 1,303,001 Class A Ordinary Shares. The business address for Saba is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

(6)

According to a Schedule 13G filed on December 3, 2021, as amended February 3, 2022, Highbridge Capital Management, LLC (“Highbridge”) acquired 1,189,198 Class A Ordinary Shares. The business address Highbridge is 277 Park Avenue, 23rd Floor, New York, New York 10172.

(7)

According to a Schedule 13G filed on February 8, 2022, Calamos Market Neutral Income Fund, a series of Calamos Investment Trust (“Calamos”) acquired 1,000,000 Class A Ordinary Shares. The business address for Calamos is 2020 Calamos Court, Naperville, IL 60503.

(8)

According to a Schedule 13G filed on February 14, 2022 by Beryl Capital Management LLC, Beryl Capital Management LP, Beryl Capital Partners II LP and David A. Witkin (collectively, “Beryl”) acquired 1,000,000 Class A Ordinary Shares. The business address for Beryl is 1611 S. Catalina Ave., Suite 309, Redondo Beach, CA 90277.

FUTURE SHAREHOLDER PROPOSALS

If the Initial Period Extension Amendment Proposal is approved, we anticipate that we will hold another extraordinary general meeting before the Charter Initial Period Extension Date to consider and vote upon approval of the Business Combination and a definitive business combination agreement in connection therewith. Accordingly, if we consummate the Business Combination, ALSP Orchid’s next annual meeting of shareholders will be held at a future date to be determined by the post-Business Combination company. The date of such meeting and the date by which you may submit a proposal for inclusion in the proxy statement related thereto will be included in a Current Report on Form 8-K or a Quarterly Report on Form 10-Q. If the Initial Period Extension Amendment Proposal is not approved, or if it is approved but we do not consummate the Business Combination before the Charter Initial Period Extension Date, ALSP Orchid will dissolve and liquidate.

HOUSEHOLDING INFORMATION

Unless ALSP Orchid has received contrary instructions, ALSP Orchid may send a single copy of this proxy statement to any household at which two or more shareholders reside if ALSP Orchid believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce ALSP Orchid’s expenses. However, if shareholders prefer to receive multiple sets of ALSP Orchid’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of ALSP Orchid’s disclosure documents, the shareholders should follow these instructions:

If the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at ALSP Orchid Acquisition Corporation I, 2815 Eastlake Avenue East, Suite 300, Seattle, WA 98102 to inform us of his or her request; or

If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

ALSP Orchid files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on ALSP Orchid at the SEC web site, which contains reports, proxy statements and other information, at: http://www.sec.gov.

This proxy statement is available without charge to shareholders of ALSP Orchid upon written or oral request. If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Shareholder Meeting, you should contact ALSP Orchid in writing at ALSP Orchid Acquisition Corporation I, 2815 Eastlake Avenue East, Suite 300, Seattle, WA 98102.

If you have questions about the proposals or this proxy statement, would like additional copies of this proxy statement, or need to obtain proxy cards or other information related to the proxy solicitation, please contact Morrow Sodali, our proxy solicitor, by calling (800) 662-5200, or banks and brokers can call (203) 658-9400, or by emailing ALOR.info@investor.morrowsodali.com. You will not be charged for any of the documents that you request.

ALSP ORCHID ACQUISITION CORPORATION I PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. IMMEDIATE—24 Hours a Day, 7 Days a Week or by Mail Vote by Internet—QUICK EASY FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED CONTROL NUMBER Signature Signature, if held jointly Date , 2023 When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person. 1. Proposal No. 1 — Initial Period Extension Amendment Proposal — To amend the Memorandum and Articles of Association to extend the initial date by which ALSP Orchid must consummate a business combination (the “Charter Initial Period Extension”) from February 23, 2023 (the “Initial Period Termination Date”) to August 23, 2023 (the “Charter Initial Period Extension Date”, and the proposal being the “Initial Period Extension Amendment Proposal”), subject to any additional extensions as provided in our Memorandum and Articles of Association. 2. Proposal No. 2 — Adjournment Proposal — To adjourn the Shareholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share (“Class A Ordinary Shares”) and Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares” and, collectively with the Class A Ordinary Shares, the “Ordinary Shares”) in the capital of ALSP Orchid represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Shareholder Meeting or at the time of the Shareholder Meeting to approve the Initial Period Extension Amendment Proposal (the “Adjournment Proposal”). PROXY CARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2. Please mark your votes like this X FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online shareholder meeting, you will need your 12 digit control number to vote electronically at the shareholder meeting. To attend: https://www.cstproxy.com/ alsporchidacquisition1/2023 MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on February 16, 2023.

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders to be held on February 17, 2023 This notice of meeting and the accompanying proxy statement are available at https://www.cstproxy.com/alsporchidacquisition1/2023 The undersigned hereby appoints each of Thong Q. Le and, failing him, the duly appointed chairperson of the Meeting of Shareholders (each, a “Proxy”) as proxy, with the power to appoint a substitute to vote the shares that the undersigned is entitled to vote (the “Shares”) at the Meeting of Shareholders of ALSP Orchid Acquisition Corporation 1 to be held on February 17, 2023 at 9:00 a.m., Pacific Time, virtually via live webcast at https://www.cstproxy.com/alsporchidacquisition1/2023 or at any adjournments and/or postponements thereof. Such Shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the Proxy’s discretion on such other matters as may properly come before the Meeting of Shareholders or any adjournment or postponement thereof. THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY. (Continued and to be marked, dated and signed on reverse side) FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY CARD FOR THE MEETING OF SHAREHOLDERS OF ALSP ORCHID ACQUISITION CORPORATION I THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS